9800 Fredericksburg Road

San Antonio, Texas 78288

April 20, 2018

Dear Shareholder:

We are writing to ask for your vote on a proposal that affects your investment in the USAA First Start Growth Fund (the "First Start Fund"). The First Start Fund, a series of USAA Mutual Funds Trust (the "Trust"), will hold a special meeting of shareholders on Wednesday, May 30, 2018, at 3 p.m., Central time, at the Robles Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 (the "Meeting"). At the Meeting, the shareholders of the First Start Fund will vote on the following proposal:

All shareholders of the First Start Fund will be asked to approve a Plan of Reorganization and Termination (the "Reorganization Plan") that provides for the reorganization of the First Start Fund into the USAA Cornerstone Moderately Aggressive Fund (the "Cornerstone Fund"). If the Reorganization Plan is approved by shareholders, the reorganization is expected to be completed on or about Friday, June 15, 2018; and you will become a shareholder of the Cornerstone Fund and will receive shares of the Cornerstone Fund with an aggregate net asset value equal to the aggregate net asset value of your investment in the First Start Fund as calculated at the close of business on June 15, 2018. You will not incur any sales charges in connection with the reorganization.

The Board of Trustees has carefully considered and unanimously approved the proposed reorganization, as set forth in the Reorganization Plan and described in the accompanying materials, and believes that the reorganization is in the best interests of the First Start Fund and its shareholders. In reaching its decision with respect to the reorganization, the Board considered numerous factors, including Fund performance, expense ratios, comparative sizes, and the cost of the reorganization.

Details of the proposed Reorganization Plan, the voting process, and the Meeting are set forth in the enclosed Combined Proxy Statement and Prospectus. The Board of Trustees recommends that you vote in favor of the Reorganization Plan.

We have made voting quick and easy. YOU MAY VOTE ONLINE AT PROXYVOTE.COM OR BY TELEPHONE at the number listed on the enclosed proxy card. Should you wish to vote by mail, you can do so by returning the enclosed proxy card. Just follow the instructions on your proxy card, sign and date the card, and send the card back in the envelope provided. All shareholders benefit from timely voting. When shareholders do not promptly cast their votes, the additional expense of follow-up communications must be incurred. PLEASE DO NOT SET THIS PROXY ASIDE FOR ANOTHER TIME.

Your vote is very important to us. We appreciate the trust you place in USAA to assist you in achieving your financial goals and the time and consideration you will give in voting on this proposal.

Sincerely,

Brooks Englehardt	Robert L. Mason, Ph.D.
President	Chairman of the Board of Trustees
USAA Asset Management Company	USAA Mutual Funds Trust

98908-0418

USAA Mutual Funds Trust

9800 Fredericksburg Road

San Antonio, Texas 78288-0227

Questions and Answers

The enclosed Combined Proxy Statement and Prospectus (the "Proxy Statement") will give you the information you need to vote on the matter presented to shareholders. Much of the information in the Proxy Statement is required under the rules and regulations of the U.S. Securities and Exchange Commission and is, therefore, quite detailed. If there is anything you do not understand, please contact us at (800) 531-USAA (8722).

Question:	Why am I being asked to vote at the upcoming special meeting on
Wednesday, May 30, 2018 (the "Meeting")?

Answer: You are being asked to vote on a proposal. The proposal is to be voted on by shareholders of the USAA First Start Growth Fund (the "First Start Fund") to reorganize the First Start Fund into the USAA Cornerstone Moderately Aggressive Fund (the "Cornerstone Fund"), which, like the First Start Fund, is a series of USAA Mutual Funds Trust (the "Trust") (the "Reorganization"). As described in more detail in the Proxy Statement, the First Start Fund and the Cornerstone Fund have comparable investment objectives and similar investment policies and are subject to similar principal risks.

Question: Who is asking for my vote?

Answer: The Board of Trustees of the Trust (the "Board") is soliciting the enclosed proxy.

Question:	What is the purpose of the Reorganization?

Answer: The Board believes that the Reorganization will permit shareholders of the First Start Fund to pursue comparable investment goals in a larger fund that also is managed by USAA Asset Management Company ("AMCO"). The First Start Fund is an asset allocation fund intended to be attractive to first-time investors. More recently, the USAA Cornerstone Funds, a broad suite of asset allocation funds that offer distinct choices for different investment styles and life stages, were launched. AMCO believes that the Cornerstone Fund has become an attractive product for new investors due to its comparable investment objective and similar investment policies, its larger size, and its lower total annual operating expense ratio as compared to the First Start Fund.

Question:	Are the investment objective and principal investment policies of the
Cornerstone Fund comparable to those of the First Start Fund?

Answer: Yes. The First Start Fund and the Cornerstone Fund have comparable investment objectives and similar investment policies. The First Start Fund has an objective of seeking long- term capital growth with reduced volatility over time, and the Cornerstone Fund has an objective of seeking capital appreciation with a secondary focus on current income.

The First Start Fund expects its typical asset allocation to be approximately 70% equities and 30% fixed-income securities, and the Cornerstone Fund has a target asset class allocation of approximately 60% equity securities and 40% fixed-income securities. Both Funds may invest in securities issued by domestic or foreign companies, real estate investment trusts, investments that provide exposure to commodities, and derivatives, including futures and options. Both Funds may invest in investment-grade and below-investment-grade ("junk" or high-yield) fixed-income securities, but the First Start Fund limits its investments in below-investment-grade securities to no more than 10% of its net assets. The Cornerstone Fund has no such limitation.

Question:	How will the Reorganization work?

Answer: Subject to your approval, pursuant to the proposed Plan of Reorganization and Termination (the "Reorganization Plan"), the First Start Fund will transfer all of its assets to the Cornerstone Fund in return for shares of the Cornerstone Fund and the Cornerstone Fund's assumption of the First Start Fund's liabilities. The First Start Fund will then distribute the shares it receives from the Cornerstone Fund to its shareholders. Shareholders of the First Start Fund will, therefore, become shareholders of the Cornerstone Fund. The value of the Cornerstone Fund shares that you receive in the Reorganization will be the same as the value of the shares of the First Start Fund that you held immediately before the Reorganization. After the Reorganization, the First Start Fund will be liquidated and terminated. If the Reorganization Plan is carried out as proposed, we do not expect the transaction will have any federal income tax consequences to the First Start Fund or its shareholders. Please refer to the Proxy Statement for a detailed explanation of the proposal.

Question:	When is the Reorganization expected to occur?

Answer: If the Reorganization Plan is approved by shareholders of the First Start Fund, the Reorganization presently is expected to be effective on or about Friday, June 15, 2018.

Question:	How will the Reorganization affect me?

Answer: Following the Reorganization, you will be a shareholder of the Cornerstone Fund, which has a comparable investment objective and investment policies, as well as the same investment adviser, as the First Start Fund. You will receive shares of the Cornerstone Fund having a total net asset value equal to the total net asset value of your shares of the First Start Fund as of the closing date of the Reorganization. The Reorganization, therefore, will not affect the value of your investment at the time of the Reorganization.

Question:	How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the First Start Fund?

Answer: The fees and expenses to be paid by shareholders of the First Start Fund immediately following the Reorganization are expected to be lower than the fees and expenses paid by such shareholders during the past fiscal year. For the past fiscal year, the Total Annual Fund Operating Expense Ratio after any applicable reimbursements was 1.10% of the average daily net assets of the Cornerstone Fund, as compared to 1.45% for the First Start Fund.

Question:	What will happen if the Reorganization Plan is not approved?

Answer: If shareholders of the First Start Fund fail to approve the Reorganization Plan, the First Start Fund will not be reorganized into the Cornerstone Fund; and the Trustees will consider alternative arrangements for the Fund, including the liquidation and termination of the Fund.

Question:	Who is paying for expenses related to the Meeting and the Reorganization?

Answer: All costs relating to the proposed Reorganization, including preparing, printing, and distributing proxy materials and soliciting proxies; legal and accounting fees in connection with the Reorganization; and other costs relating to the First Start Fund's shareholders, will be charged to the First Start Fund, except that AMCO and its affiliates will bear the costs of some internal personnel necessary to plan, prepare, and execute the project in connection with the Reorganization. Costs associated with the Reorganization are currently estimated at $185,000. However, since the First Start Fund is subject to an expense cap, whereby the expenses of the Fund (with certain exclusions) cannot exceed an annual rate of 1.38% of the Fund's average daily net assets, it is expected that AMCO will indirectly pay all of the costs relating to the proposed Reorganization.

Question:	Will I have to pay any federal income tax as a result of the Reorganization?

Answer: The Reorganization is intended to qualify as a tax-free "Reorganization" (as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended). As a condition to the closing of the Reorganization, the Trust will receive an opinion of counsel to the effect that the Reorganization will qualify as such a reorganization, although you should note that opinions of counsel are not binding on the Internal Revenue Service or the courts. Assuming the Reorganization qualifies as such, you will not recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. You should talk to your tax adviser about any state, local, and other tax consequences of the Reorganization. See "Information about the Proposed Reorganization—Federal Income Tax Consequences" in the Proxy Statement.

Question:	How does the Board recommend that I vote on the Proposal?

Answer: After careful consideration, the Board unanimously recommends that you vote "FOR" the Reorganization Plan.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which would result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question:	How do I cast my vote?

Answer: As a shareholder, you may vote in one of the four following ways:

1.You may vote online at proxyvote.com.*

2.You may vote by calling our special toll-free number listed on the proxy card.*

3.You may vote by sending a completed and executed proxy card. The proxy card(s) have been included with this Proxy Statement, along with a postage-paid envelope for your convenience in mailing your proxy card.

4.You may vote in person by attending the Meeting. If you plan to attend the Meeting, please indicate on the proxy card; and we will send you a ticket by return mail to expedite your registration for, and admittance to, the Meeting.

*If you vote by telephone or access the online voting site, your vote must be received no later than 11:59 p.m. Eastern time on Tuesday, May 29, 2018.

We encourage you to vote online or by telephone to minimize the costs of solicitation.

Question: Who is eligible to vote?

Answer: Shareholders of record of the First Start Fund as of the close of business on Thursday, March 29, 2018, are entitled to vote at the Meeting and any postponements or adjournments thereof.

Each share is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted "FOR" the proposal. If any other business is brought before the Meeting, your shares will be voted as determined in the discretion of the proxies.

Question:	Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call shareholder services at (800) 531-USAA (8722).

YOUR VOTE IS VERY IMPORTANT!

PLEASE VOTE TODAY

98909-0418

USAA MUTUAL FUNDS TRUST

USAA First Start Growth Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0227

________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 30, 2018

To the Shareholders:

NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of the USAA First Start Growth Fund (the "First Start Fund"), a series of USAA Mutual Funds Trust (the "Trust"), a Delaware statutory trust, will be held at the Robles Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, on Wednesday, May 30, 2018, at 3 p.m., Central time (the "Meeting"). The Meeting will be held for the following purpose:

All shareholders of the First Start Fund will be asked to approve a Plan of Reorganization and Termination that provides for the reorganization of the First Start Fund into the USAA Cornerstone Moderately Aggressive Fund.

To transact other business that may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of the Trust has fixed the close of business on Thursday, March 29, 2018, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

By Order of the Board of Trustees

Jon K. Hadfield

Secretary

San Antonio, Texas

March 29, 2018

PART A

COMBINED PROXY STATEMENT AND PROSPECTUS

April 9, 2018

USAA MUTUAL FUNDS TRUST

USAA First Start Growth Fund

USAA Cornerstone Moderately Aggressive Fund

9800 Fredericksburg Road

San Antonio, TX 78288-0227

(800) 531-8722

This Combined Proxy Statement and Prospectus (this "Proxy Statement") is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust"), an open-end management investment company, for use at a special meeting of shareholders of the Trust, or any adjournments or postponements thereof (the "Meeting"), including shareholders of the USAA First Start Growth Fund (the "First Start Fund"), to be held at the Robles Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on Wednesday, May 30, 2018, at 3 p.m., Central time, to consider the following proposal:

All shareholders of the First Start Fund will be asked to approve a Plan of Reorganization and Termination (the "Reorganization Plan") that provides for the reorganization of the First Start Fund into the USAA Cornerstone Moderately Aggressive Fund (the "Cornerstone Fund") (the "Reorganization").

To transact other business that may properly come before the Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Meeting, by voting the proxy at a later date through the toll-free number or through the website address listed in the enclosed voting instructions, or by submitting a later-dated proxy card.

The First Start Fund and the Cornerstone Fund are series of the Trust, an open-end management investment company registered with the U.S. Securities and Exchange Commission (the "SEC") and organized as a Delaware statutory trust. The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

1.The Prospectus of the First Start Fund, dated December 1, 2017, and Statement of Additional Information of the First Start Fund dated December 1, 2017, as supplemented March 21, 2018 (File Nos. 33-65572, 811-7852);

2.The Statement of Additional Information of the Cornerstone Fund, dated October 1, 2017, as supplemented March 21, 2018 (File Nos. 33-65572, 811-7852);

3.The Annual and Semiannual Reports to Shareholders of the First Start Fund for the fiscal year ended July 31, 2017, and the six-month period ended January 31, 2018 (File Nos. 33-65572, 811-7852); and

4.The Annual and Semiannual Reports to Shareholders of the Cornerstone Fund for the fiscal year ended May 31, 2017, and the six-month period ended November 30, 2017 (File Nos. 33-65572, 811-7852).

Copies of these documents are available upon request and without charge by writing to the Trust at 9800 Fredericksburg Road, San Antonio, TX 78288-0227 or by calling (800) 531-USAA (8722). The First Start Fund's prospectus and annual report also may be viewed, without charge, on usaa.com.

This Proxy Statement sets forth concisely the information you should know before voting on the proposal. You should read it, and keep it for future reference. Additional information is set forth in the Cornerstone Fund's Statement of Additional Information dated October 1, 2017, which is filed with the SEC and is incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by writing to the Trust at 9800 Fredericksburg Road, San Antonio, TX 78288-0227 or by calling (800) 531-USAA (8722). The Trust expects that this Proxy Statement will be mailed to the shareholders of the First Start Fund on or about Friday, April 20, 2018.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC. You can review and obtain copies of any of these documents, including proxy materials, without charge on the EDGAR database on the SEC's website at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

TABLE OF CONTENTS

PROPOSAL: APPROVAL OF THE REORGANIZATION PLAN THAT PROVIDES FOR THE REORGANIZATION OF THE

FIRST START FUND INTO THE CORNERSTONE FUND..................................................   5

Synopsis .....................................................................................................................................	5
Comparative Fee and Expense Table..........................................................................................	7
Portfolio Turnover ......................................................................................................................	8
Investment Objectives, Strategies, and Policies .........................................................................	8
Principal Risks ..........................................................................................................................	10
Performance ..............................................................................................................................	19
Investment Adviser ...................................................................................................................	22
Portfolio Managers....................................................................................................................	22
Purchase and Sale of Fund Shares ............................................................................................	22
Tax Information ........................................................................................................................	23
Payments to Broker-Dealers and Other Financial Intermediaries ............................................	23
INFORMATION ABOUT THE REORGANIZATION .........................................................	23
Terms of the Reorganization.....................................................................................................	23
Description of the Securities to be Issued.................................................................................	25
Reasons for the Reorganization ................................................................................................	25
Federal Income Tax Consequences of the Reorganization.......................................................	26
Rights of the Shareholders of each Fund ..................................................................................	27
Capitalization ............................................................................................................................	30
INFORMATION ABOUT THE CORNERSTONE FUND ....................................................	31
Management of the Trust..........................................................................................................	31
The Trust...................................................................................................................................	31
The Adviser...............................................................................................................................	31
Management Fees .....................................................................................................................	31
Portfolio Managers....................................................................................................................	32
Other Service Providers ............................................................................................................	32
SHAREHOLDER INFORMATION.........................................................................................	32
Pricing.......................................................................................................................................	32
Valuation of Securities..............................................................................................................	32
Effective Date ...........................................................................................................................	34

Purchases...................................................................................................................................	34
Minimum Initial Purchase.........................................................................................................	35
Additional Purchases ................................................................................................................	35
Redemptions .............................................................................................................................	35
Dividends and Other Distributions ...........................................................................................	36
Exchanges .................................................................................................................................	37
Exchange Privileges..................................................................................................................	37
Frequent Purchases and Redemptions of Fund Shares .............................................................	37
The USAA Funds' Right to Reject Purchase and Exchange Orders
and Limit Trading in Accounts.................................................................................................	38
Other Fund Rights.....................................................................................................................	40
Payments to Financial Intermediaries.......................................................................................	40
Taxes.........................................................................................................................................	41
Withholding ..............................................................................................................................	43
Reporting...................................................................................................................................	43
Shareholder Mailings................................................................................................................	43
FINANCIAL HIGHLIGHTS.....................................................................................................	44
VOTING INFORMATION........................................................................................................	47
The Meeting..............................................................................................................................	47
Ways to Vote.............................................................................................................................	47
Proxy Voting.............................................................................................................................	47
Revocability of Proxy ...............................................................................................................	48
Required Shareholder Vote.......................................................................................................	48
Method and Cost of Solicitation ...............................................................................................	49
Voting Securities and Principal Holders...................................................................................	49
Date for Receipt of Shareholders' Proposals for Subsequent Shareholder Meetings...............	50
How can Shareholders Communicate with the Board? ............................................................	50
Other Business and Proposals to Adjourn the Meeting ............................................................	51
APPENDIX A: FORM OF PLAN OF REORGANIZATION AND TERMINATION.............	A-1

PROPOSAL: APPROVAL OF THE REORGANIZATION PLAN THAT PROVIDES FOR THE REORGANIZATION OF THE FIRST START FUND INTO THE CORNERSTONE FUND.

Synopsis

The following synopsis is a summary of certain information contained elsewhere in this Proxy Statement and in the Reorganization Plan and is qualified by reference to the more complete information contained therein. The Reorganization Plan is attached to this Proxy Statement as Appendix A. The form of Reorganization contemplated by the Reorganization Plan is described herein. Shareholders should read this entire Proxy Statement carefully. For purposes of this Proposal, the First Start Fund and the Cornerstone Fund each may be referred to as a "Fund."

About the Reorganization

At an in-person meeting held on March 1, 2018, the Trust's Board unanimously approved the Reorganization Plan, pursuant to which the First Start Fund will transfer substantially all of its assets to the Cornerstone Fund; and shareholders of the First Start Fund will receive shares of the Cornerstone Fund in exchange for their shares of the First Start Fund.

About the First Start Fund and the Cornerstone Fund

Investment Objectives. The First Start Fund's investment objective is to seek long-term capital growth with reduced volatility over time. The Cornerstone Fund seeks capital appreciation with a secondary focus on current income.

Investment Strategies and Policies. The First Start Fund expects its typical asset allocation to be approximately 70% equities and 30% fixed-income securities, and the Cornerstone Fund has a target asset class allocation of approximately 60% equity securities and 40% fixed-income securities. In both Funds, the implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds ("ETFs"). Both Funds may invest in securities issued by domestic or foreign companies, and also may invest in fixed-income securities that are investment grade and below investment grade, but the First Start Fund limits its investments in below-investment grade securities to no more than 10% of its net assets. Both Funds' investments may include the following: real estate investment trusts, investments that provide exposure to commodities (such as ETFs or natural resources companies), and derivatives, including futures and options. Both Funds may utilize derivatives to reduce volatility over time, to enhance returns, or to provide diversification. The First Start Fund's assets will not be directly invested in companies whose primary line of business is the production of tobacco products or alcoholic beverages or in companies primarily focused on gaming activities. Additionally, both Funds may seek to earn additional income through securities lending. The Cornerstone Fund's asset allocation is actively managed by adjusting the Fund's investments among asset classes that the Fund's manager deems appropriate, using a combination of active security selection, quantitative investing strategies, and investments in active and passive ETFs and futures.

Fees and Expenses. Both Funds pay USAA Asset Management Company ("AMCO") an investment management fee. The First Start Fund's investment management fee is comprised of a base investment management fee and a performance adjustment. The First Start Fund's base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average daily net assets. The Cornerstone Fund's investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of fifty-nine one hundredths of one percent (0.59%) of the Fund's average daily net assets. The Cornerstone Fund's management fee does not include a performance adjustment.

Management of the Funds. AMCO serves as the manager of both the First Start Fund and the Cornerstone Fund. Wasif A. Latif, Arnold J. Espe, and Lance Humphrey serve as portfolio managers for both the First Start Fund and the Cornerstone Fund.

Purchases, Redemptions, and Exchanges. The procedures to purchase, redeem, and exchange shares of each Fund are identical. For additional information relating to the purchase, redemption, or exchange of Cornerstone Fund shares, see "Shareholder Information" below.

Dividends and Other Distributions. Both Funds pay distributions of net investment income (dividends) annually. Ordinarily, any distributions of net realized capital gains are paid in December of each year. Each Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of federal income or excise taxes. For additional information related to the Cornerstone Fund's payment of dividends and other distributions, see "Shareholder Information" below.

The Principal Risks of the Funds. As further set forth in the chart below, both the First Start Fund and the Cornerstone Fund are subject to asset-backed and mortgage-backed securities risks, commodities and natural resources investing risks, credit risk, currency risk, derivatives risk, ETFs risk, foreign investing risk, interest rate risk, leveraging risk, liquidity risk, management risk, non-investment-grade securities risk, options strategy risk, real estate investment trust ("REIT") investment risk, securities lending risk, small-cap company risk, stock market risk, and U.S. Government Sponsored Enterprises ("GSE") risk. The Cornerstone Fund also is subject to quantitative investment risks, tactical allocation risk, and rebalancing risk.

Federal Income Tax Consequences. The Reorganization is intended to qualify as a tax-free "reorganization" (as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code")). As a condition to the closing of the Reorganization, the Trust will receive an opinion of counsel to the effect that the Reorganization will qualify as such a reorganization; although you should note that opinions of counsel are not binding on the Internal Revenue Service ("IRS") or the courts. Assuming the Reorganization qualifies as such, you will not recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. You should talk to your tax adviser about any state, local, and other tax consequences of the Reorganization. See "Information about the Proposed Reorganization— Federal Income Tax Consequences of the Reorganization."

Comparative Fee and Expense Table

The table below describes the fees and expenses that you may pay, directly and indirectly, to invest in the Funds and the estimated pro forma fees and expenses of the Cornerstone Fund, assuming that the proposed Reorganization occurs. Expenses for each Fund are based on the expenses incurred by the First Start Fund and the Cornerstone Fund as of the year ended November 30, 2017. The pro forma fees and expenses of the Cornerstone Fund assume that the Reorganization has been in effect for the 12-month period ended November 30, 2017.

Shareholder Fees

(fees paid directly from your investment)

	First Start Fund	Cornerstone Fund	Pro Forma
Cornerstone Fund
Sales Charge (Load) Imposed	None	None	None
on Purchases
Purchase Fee	None	None	None
Sales Charge (Load) Imposed	None	None	None
on Reinvested Dividends
Redemption Fee	None	None	None

Annual Fund Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

	First Start	Cornerstone	Pro Forma as of
	Fund	Fund	November 30, 2017
			Cornerstone Fund
Management Fee	0.75%(d)	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.94%	0.41%	0.47%
Acquired Fund Fees and Expenses	0.07%	0.10%	0.10%
Total Annual Fund Operating Expenses	1.76%(a)	1.10%(a)	1.16%(a)
Reimbursement from Adviser	(0.31%)(b)	None	(0.08%)(c)
Total Annual Fund Operating Expenses
after Reimbursement	1.45%	1.10%	1.08%

(a)The total annual fund operating expenses for the Fund may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

(b)The Investment Adviser has agreed, through November 30, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.38% of the Fund's average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Investment Adviser at any time after November 30, 2018.

(c)The Investment Adviser has agreed, through September 30, 2019, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.98% of the Fund's average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Investment Adviser at any time after September 30, 2019.

(d)Fluctuates based on the First Start Fund's performance relative to a securities market index.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2)the applicable Fund's operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement is not continued beyond one year.

	1 Year	3 Years	5 Years	10	Years
First Start Fund	$148	$524	$925	$2,048
Cornerstone Fund	$112	$350	$606	$1,340
Pro Forma as of November 30, 2017
Cornerstone Fund	$110	$361	$631	$1,402

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the most recent fiscal year, the portfolio turnover rate for the First Start Fund was 40% of the average value of its whole portfolio, and the portfolio turnover rate for the Cornerstone Fund was 69% of the average value of its whole portfolio.

Investment Objectives, Strategies, and Policies

As set forth in the following table, the First Start Fund and the Cornerstone Fund have comparable investment objectives and comparable investment policies. The Board may change the investment objective of either Fund without shareholder approval. AMCO has reviewed the First Start Fund's current portfolio holdings and determined that those holdings are compatible with the Cornerstone Fund's investment objective, policies, and strategies. As a result, AMCO believes that, if the Reorganization is approved, all or substantially all of the First Start Fund's assets can be transferred to and held by the Cornerstone Fund. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It also is expected that, if the Reorganization is approved, the holdings of the First Start Fund involved therein that are not compatible with the Cornerstone Fund's investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales will be reinvested in assets that are more consistent with the Cornerstone Fund's investment objective and policies. AMCO expects that approximately 35% of the First Start Fund's current holdings, representing approximately 5% of the Cornerstone Fund's post-Reorganization assets, will be repositioned in connection with the Reorganization.

Cornerstone Fund	First Start Fund

Investment Objective	Investment Objective

The Fund seeks capital appreciation with a secondary focus on current income.

The Fund's seeks long-term capital growth with reduced volatility over time.

The primary objective is similar to the Cornerstone Fund, although the Funds have different secondary objectives. Both Funds seek to reduce volatility over time and provide investors with current income, although each Fund only states one of these as its secondary objective.

Investment Strategy

The Fund has a target asset class allocation of approximately 60% equity securities and 40% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant.

The implementation of the asset allocation may involve the extensive use of equity and fixed-income ETFs.

Investment Strategy

The Fund expects its typical asset allocation to be approximately 70% equities and 30% fixed-income securities. The implementation of the asset allocation may involve the extensive use of equity and fixed-income ETFs.

The First Start Fund has an approximately 10% larger allocation to equities than the Cornerstone Fund. Additionally, the Cornerstone Fund engages in more extensive rebalancing and tactical allocations in response to market conditions.

The Fund may invest in securities issued by	Same
domestic or foreign companies.

The Fund may invest in investment-grade and below-investment-grade ("junk" or high- yield) fixed-income securities.

Same, but the First Start Fund limits its investments in below-investment-grade securities to no more than 10% of its net assets.

The Fund's investments may include REITs.	Same

The Fund investments may include	Same
investments that provide exposure to
commodities (such as ETFs or national
resource companies).

Cornerstone Fund	First Start Fund

The Fund's investments may contain	Same
derivatives, including futures and options.
Derivatives may be utilized by the Fund to
reduce its volatility over time, to enhance
returns, or to provide diversification.

The Fund's asset allocation is actively managed by adjusting the Fund's investments among asset classes that the Fund's manager(s) deems appropriate, using a combination of active security selection, quantitative investing strategies, and investments in active and passive ETFs and futures.

No specific corresponding strategy. However, the Fund is actively managed.

No corresponding policy	The Fund's assets will not be directly
invested in companies whose primary line of
business is the production of tobacco products
or alcoholic beverages or in companies
primarily focused on gaming activities.

The Fund may seek to earn additional	Same
income through securities lending.

Principal Risks

Any investment involves risk, and there is no assurance that the Funds will achieve their respective investment objectives. As you consider an investment in a Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Funds. Your investment in a Fund is not a deposit in the USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk	Cornerstone	First Start
	Fund	Fund
Asset-Backed and Mortgage-Backed Securities Risk	X	X
Commodities and Natural Resources Investing Risk	X	X
Credit Risk	X	X
Currency Risk	X	X
Derivatives Risk	X	X
ETFs Risk	X	X
10

Foreign Investing Risk	X	X
Interest Rate Risk	X	X
Leveraging Risk	X	X
Liquidity Risk	X	X
Management Risk	X	X
Non-Investment-Grade Securities Risk	X	X
Options Strategy Risk	X	X
Quantitative Investing Risk(a)	X
REIT Investment Risk	X	X
Tactical Allocation Risk(a)	X
Rebalancing Risk(a)	X
Securities Lending Risk	X	X
Small-Cap Company Risk	X	X
Stock Market Risk	X	X
GSE Risk	X	X

(a)The Cornerstone Fund has additional principal risks not shared by the First Start Fund, including Quantitative Investing Risk, Tactical Allocation Risk, and Rebalancing Risk. As described above in the Cornerstone Fund's principal strategy, the Cornerstone Fund's asset allocation is actively managed by adjusting the Fund's investments among asset classes that the Fund's manager(s) deems appropriate, using a combination of active security selection, quantitative investing strategies, and investments in active and passive ETFs and futures. See below for a full description of these additional principal risks.

Description of Principal Risk Factors

Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Mortgage-backed securities are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.

Asset-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To the Fund, this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the

Fund because it may have to reinvest that money at the lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities also may be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to market conditions impacting asset-backed securities more generally.

Asset-backed security values also may be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.

If the Fund purchases asset-backed or mortgage-backed securities that are "subordinated" to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include securities backed by pools of mortgage loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults generally is higher in the case of mortgage pools that include such subprime mortgages. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and the Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect the Fund's NAV and total return adversely during the time the Fund holds these securities.

Commodities and Natural Resources Investing Risk: Exposure to the commodities and natural resources markets may subject the Fund to greater volatility than investments in traditional securities. The natural resources and precious metals and minerals industries can be significantly affected by global economic, financial and political developments, economic cycles, changes in inflation or expected changes in inflation, interest rates, currency fluctuations, investment speculation, the means of global transportation, energy conservation, resource availability, the success of exploration projects, commodity prices, natural and/or man-made disasters, weather, and tax and other government regulations. Investments related to natural resources and precious metals and minerals may fluctuate in price significantly over short periods of time. However, because the market action of such securities has tended to move independently of the broader financial markets, the addition of these securities to a portfolio may reduce overall fluctuations in portfolio value.

The Funds may gain exposure to these types of assets by investing in structured investment products such as ETFs, ETNs, and futures. The Funds will be exposed to the risks of the underlying assets held by these structured products, and will also be exposed to the risks inherent in the structured investment products that are not necessarily associated with the underlying asset holdings.

Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. All fixed-income securities varying from the highest quality to the very speculative have some degree of credit risk. The Fund accepts some credit risk as a recognized means to enhance an investor's return. To the extent the Fund invests in government securities, credit risk will be limited.

When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund's portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that interest or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. We attempt to minimize a Fund's overall credit risk by primarily investing in fixed- income securities considered at least investment grade at the time of purchase. We also attempt to minimize the Fund's overall credit risk by diversifying the Fund's investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

Currency Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well- correlated with the security, index, ETFs, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that a Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose a Fund to the effects of leverage, which could increase a Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, proposed and current regulation may limit a Fund's ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.

ETF Risk: ETFs, which generally are registered investment companies, incur their own management fees and other expenses, such as trustees' fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Funds. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, its performance to be lower than if it were to invest directly in the securities held by the ETF. In addition, the Funds will be exposed indirectly to all of the risks of the securities held by the ETFs.

The Fund typically invests in "passive" ETFs that invest in the securities and sectors contained in the indexes they seek to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in an index or in a representative sample of such securities. Passive ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, such ETFs will not be able to duplicate exactly the performance of the underlying indexes they track.

The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their net asset values ("NAVs"). The Fund will value any ETF in its portfolio at the ETF's last sale or closing market price, which typically approximates its NAV, although there may be times when the market price and NAV vary to a greater extent, which could affect the performance of the Fund. In addition, although ETFs generally are listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of an ETF on a national securities exchange will continue to be met or will remain unchanged.

Foreign Investing Risk: Foreign investing risk is the possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:

•Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency- hedging techniques may be unavailable in certain emerging market countries.

•Political Risk: Political risk includes a greater potential for coups d'état, revolts, and expropriation by governmental organizations.

•European Economic Risk: In June 2016, the United Kingdom (UK) approved a referendum to leave the European Union (EU), commonly referred to as "Brexit." The impact of Brexit is so far uncertain. The effect on the UK's economy will likely depend on the nature of trade relations with the EU following its exit, which remains a matter to be negotiated. The decision may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time.

Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in the Fund's portfolio will fluctuate because of changes in interest rates, changes in supply and demand for investment securities, or other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter duration.

•If interest rates increase, the yield of a Fund may increase and the market value of a Fund's securities may decline, adversely affecting a Fund's NAV and total return.

•If interest rates decrease, the yield of a Fund may decrease and the market value of a Fund's securities may increase, which may increase a Fund's NAV and total return.

In the years following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the Fed) attempted to stabilize the U.S. economy and support its recovery by keeping the federal funds interest rate at or near zero percent and by purchasing large quantities of U.S. government securities on the open market (referred to as "quantitative easing"). In October 2015, the Fed ended its quantitative easing program. As a result of the Fed's interest rate policies and quantitative easing program, interest rates are historically low. While rates remain low, the Fed has recently begun to raise rates and is expected to continue doing so in the future. There is a risk that interest rates will remain low or possibly decrease, which could adversely affect a Fund's yield and, therefore, performance. There is also a risk that if interest rates across the U.S. financial system rise significantly or rapidly, a Fund may be subject to greater interest rate risk.

The Fed's policy changes and related market speculation as to the timing of interest rate increases may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of a Fund's investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt a Fund's performance.

Leveraging Risk: Leveraging risk is the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could lose money or be prevented from realizing capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Lack of liquidity may impact valuation of such securities and the Fund's NAV adversely, especially during times of financial distress. In addition, a Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact a Fund's performance negatively. Infrequent trading of securities also may lead to an increase in their price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.

Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Funds' portfolio will not produce the desired results.

Non-Investment-Grade Securities Risk: Fixed-income securities rated below investment grade ("junk" or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue-chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

Options Strategy Risk: The Fund could experience a loss in the options portion of the portfolio, particularly during periods when market values are increasing but market volatility is high. When it sells index or ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

Quantitative Investing Risk: A portfolio of securities selected using quantitative analysis may underperform the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the emphasis placed on those factors may not be predictive of a security's value. Further, factors that affect a security's value can change over time, and these changes may not be reflected in the Fund's portfolio. In addition, data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There also may be errors or issues relating to the tools used to screen securities. The Fund's stock selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Fund may have a lower return than if it were managed using a strategy that did not incorporate quantitative analysis.

REIT Investment Risk: Investing in both equity and debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. There is a risk that the Fund's investments in real estate securities and REITs will decrease because of a decline in real estate values. Investing in global REITs may have greater risks than investing in domestic REITs, which are described above in Foreign Investing Risk. Moreover, by investing in debt securities of REITs, the Fund also is subject to Credit Risk, which also is described above.

Additionally, REITs are dependent upon the capabilities of the REIT portfolio managers; have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

Tactical Allocation Risk: The Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. We may tactically allocate away from the target allocation as market conditions and the perceived risks warrant. The Fund bears the risk that the manager's tactical allocation will fail to make the achievement of the investment objective more likely.

Rebalancing Risk: In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.

Small-Cap Company Risk: Small-cap company risk is the risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

Stock Market Risk: Because the Fund invests in stocks and other assets whose value is tied to stocks, they are subject to stock market risk. A company's stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, domestic and international stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors.

Changes in the financial condition of a single issuer can impact a market as a whole. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for the Fund. Equity securities tend to be more volatile than debt securities.

U.S. Government Sponsored Enterprises (GSEs) Risk: While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If such a GSE were to default on its obligations, a Fund might not be able to recover its investment.

Performance

The following bar charts and tables are intended to help you understand the risks of investing in each Fund. The bar chart provides some indication of the risks of investing in each Fund and illustrates the volatility and performance from year to year for each full calendar year over the past 10 years. The tables show (i) how the Cornerstone Fund's average annual total returns for the periods indicated compared to those of the Cornerstone Fund's primary and secondary benchmark indexes, and (ii) how the First Start Fund's average annual total returns for the periods indicated compared to those of the First Start Fund's primary and secondary benchmark indexes and an additional index of funds with similar investment objectives. Past performance is not an indication of future performance.

Cornerstone Fund — Calendar Year Total Returns

RISK/RETURN BAR CHART

Annual Returns for Periods Ended December 31

During the periods shown in the bar chart, the Cornerstone Fund's highest and lowest calendar quarter returns were 22.12% in June 2009 and -18.55% in December 2008, respectively.

First Start Fund — Calendar Year Total Returns

RISK/RETURN BAR CHART

Annual Returns for Periods Ended December 31

During the periods shown in the bar chart, the First Start Fund's highest and lowest calendar quarter returns were 21.88% in June 2009 and -18.17% in December 2008, respectively.

Cornerstone Fund

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2017

	Past	Past	Past
	1 Year	5 Years	10 Years
Return Before Taxes	14.98%	6.00%	3.76%
Return After Taxes on Distributions	12.47%	4.83%	2.82%
Return After Taxes on Distributions and Sale of Fund Shares	9.59%	4.31%	2.67%
Indexes
MSCI All-Country World Index
(reflects no deduction for fees, expenses, or taxes)	23.97%	10.82%	4.65%
Cornerstone Moderately Aggressive Composite Index*
(reflects no deduction for fees, expenses, or taxes)	14.92%	7.95%	5.52%

*The Cornerstone Moderately Aggressive Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (34%), the MSCI ACWI ex USA IMI Net (23%), the Bloomberg Barclays U.S. Universal Index (38%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

First Start Fund

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2017

	Past	Past	Past
	1 Year	5 Years	10 Years

Return Before Taxes	15.84%	8.44%	6.29%
Return After Taxes on Distributions	14.28%	6.99%	5.22%
Return After Taxes on Distributions and Sale of Fund Shares	9.45%	6.19%	4.68%
Indexes
MSCI All-Country World Index
(reflects no deduction for fees, expenses, or taxes)	23.97%	10.82%	4.65%
Lipper Flexible Portfolio Funds Index
(reflects no deduction for taxes)	15.47%	7.77%	5.21%
First Start Growth Composite Index
(reflects no deduction for fees, expenses, or taxes)	16.94%	8.92%	5.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax- deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after- tax returns shown in the table are not relevant to you.

Investment Adviser

AMCO serves as the investment adviser to both Funds. AMCO is an affiliate of United Services Automobile Association ("USAA").

Portfolio Managers

Wasif A. Latif, Head of Global Multi-Assets, has co-managed the Cornerstone Fund since July 2009. Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has co-managed the Cornerstone Fund since January 2004. Lance Humphrey, CFA, Executive Director of Global Multi-Assets Portfolios, has co-managed the Cornerstone Fund since March 2016.

Wasif A. Latif, Head of Global Multi-Assets, has managed the portion of the First Start Fund invested in ETFs since July 2009 and the portion invested in options since February 2011. John P. Toohey, CFA, Head of Equity Investments, has managed the portion of the First Start Fund invested in equity securities since January 2016. Lance Humphrey, CFA, Executive Director of Global Multi-Asset Portfolios, is responsible for the First Start Fund's asset allocation and has co-managed the Fund since March 2016. Arnold J. Espe, CFA, Vice President of Mutual Fund Portfolios, has managed the portion of the First Start Fund invested in bonds since December 2005.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.

Purchase and Sale of Fund Shares

You may purchase or sell Fund shares through a USAA investment account on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.

The minimum initial purchase is $500 or $50 with a $50 monthly systematic investment plan. The minimum subsequent investment is $50. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Tax Information

Both Funds intend to make distributions that generally will be taxed to you as ordinary income or long-term capital gain, unless you are a tax-exempt investor or you invest through an individual retirement account ("IRA"), 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization

The terms and conditions under which the Reorganization will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a form of which is attached as Appendix A to this Proxy Statement. The Reorganization Plan contemplates (i) the Cornerstone Fund's acquisition of all of the assets of the First Start Fund in exchange solely for shares of the Cornerstone Fund and the assumption by the Cornerstone Fund of all of the First Start Fund's liabilities as of the date on which the Reorganization is consummated (the "Closing Date"), and (ii) the distribution of such shares to the shareholders of the First Start Fund as soon as practicable after the Closing Date. The assets of the First Start Fund to be acquired by the Cornerstone Fund shall include all cash, cash equivalents, securities, and receivables (including interest and dividends receivable) and other property and rights of any kind owned by the First Start Fund, including any deferred or prepaid expenses shown as assets on the books of the First Start Fund. First Start Fund will utilize its best efforts, to the extent practicable, to discharge all of its known liabilities on or prior to the Closing Date.

The value of the First Start Fund's assets to be acquired, the amount of its liabilities to be assumed by the Cornerstone Fund, and the NAV of a share of the First Start Fund will be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date and will be determined in accordance with the valuation procedures described in the Trust's then-current Prospectus and SAI. Securities and other assets for which market quotations are not readily available will be valued by a method that the Trustees of the Trust believe accurately reflects fair value.

As soon as practicable after the Closing Date, the First Start Fund will distribute pro rata to its shareholders of record on the Closing Date the shares of the Cornerstone Fund it receives in the

Reorganization, so that each shareholder of the First Start Fund will receive a number of full and fractional shares of the Cornerstone Fund equal in value to the shareholder's holdings in the First Start Fund. Such distribution will be accomplished by opening accounts on the books of the Cornerstone Fund in the names of the First Start Fund shareholders and by transferring thereto the shares of the Cornerstone Fund previously credited to the account of the First Start Fund on those books. Each shareholder account shall be credited with the pro rata number of the Cornerstone Fund's shares due to that shareholder. Fractional shares will be rounded to the third decimal place. The First Start Fund will be terminated as soon as practicable thereafter.

Accordingly, immediately after the Reorganization, each former shareholder of the First Start Fund will own shares of the Cornerstone Fund that, except for rounding, will be equal to the value of that shareholder's shares of the First Start Fund immediately prior to the Reorganization. Moreover, because shares of the Cornerstone Fund will be issued at NAV in exchange for net assets of the First Start Fund that, except for rounding, will equal the aggregate value of those shares, the NAV per share of the Cornerstone Fund will be unchanged. Thus, the Reorganization will not result in a dilution of the value of any shareholder account. However, in general, the Reorganization substantially will reduce the percentage of ownership of each First Start Fund shareholder below such shareholder's current percentage of ownership in the First Start Fund because, while the shareholder will have the same dollar amount invested initially in the Cornerstone Fund that he or she had invested in the First Start Fund, his or her investment will represent a smaller percentage of the combined net assets of the Funds. Any transfer taxes payable upon issuance of shares of the Cornerstone Fund in a name other than that of the registered holder of the shares on the books of the First Start Fund as of the time of transfer shall be paid by the person to whom such shares are to be issued, as a condition of such transfer. Any reporting responsibility of the First Start Fund will continue to be its responsibility up to and including the Closing Date and such later date on which it is terminated.

The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan. For instance, the Reorganization Plan may be terminated, and the Reorganization abandoned, at any time prior to the Closing Date by the Trust's Board if it determines that proceeding with the Reorganization would be inadvisable for either Fund. The Trust may change or postpone the Closing Date.

All costs relating to the proposed Reorganization, including preparing, printing, and distributing proxy materials and soliciting proxies; legal and accounting fees in connection with the Reorganization; and other costs relating to the Meeting of the First Start Fund's shareholders, will be charged to the First Start Fund, except that AMCO and its affiliates will bear the costs of some internal personnel necessary to plan, prepare, and execute the project in connection with the Reorganization. Costs associated with the Reorganization are currently estimated at $185,000. However, since the First Start Fund is subject to an expense cap, whereby the expenses of the Fund (with certain exclusions) cannot exceed an annual rate of 1.38% of the Fund's average daily net assets, it is expected that AMCO will indirectly pay all of the costs relating to the proposed Reorganization.

Description of the Securities to be Issued

At an in-person meeting held on March 1, 2018, the Board authorized the issuance of shares of the Cornerstone Fund in connection with the Reorganization. These shares will be issued to the First Start Fund shareholders as of the Closing Date in exchange for their First Start Fund shares.

The Trust is registered with the SEC as an open-end management investment company and is authorized to issue shares of beneficial interest. The shares generally are sold to USAA members and to certain other investors.

In the event of the liquidation of the Cornerstone Fund, shareholders would be entitled to share pro rata in the net assets belonging to the Fund available for distribution. When issued, the Cornerstone Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meeting unless otherwise required by the Investment Company Act of 1940, as amended (the "1940 Act"). Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting.

Reasons for the Reorganization

At an in-person meeting held on March 1, 2018, the Board considered AMCO's recommendation to consolidate the First Start Fund and the Cornerstone Fund and unanimously determined that the Reorganization would be in the best interests of the shareholders of the First Start Fund and the Cornerstone Fund, respectively, and that the interests of shareholders of the First Start Fund and the Cornerstone Fund, respectively, would not be diluted as a result of the Reorganization. The Board, therefore, approved the Reorganization Plan and the submission of the Reorganization Plan to the First Start Fund's shareholders for their approval.

In approving the Reorganization, the Board considered a number of factors, including: (1) that the Cornerstone Fund has an investment objective, policies, and strategies comparable to those of the First Start Fund, noting that because the First Start Fund has a slightly larger allocation to equities, shareholders would be moving into a generally lower-risk investment; (2) the fact that, as a series of the Cornerstone Funds, risk based asset allocation products also managed by AMCO and marketed to new investors, the Cornerstone Fund has better prospects for attracting additional assets; (3) while the First Start Fund generally has had better absolute performance the Board noted that the difference in performance generally was attributable to First Start Fund's 70% allocation to equities as compared to the Cornerstone Fund's 60% allocation to equities in what has been an unusually long equity bull market, and noted that there is no assurance that this would continue; (4) the First Start Fund's shareholders will have expense ratios in the Cornerstone Fund that are lower than their current expense ratios, although the Board noted that there is no assurance that this would continue; (5) because the Reorganization will result in an increase in the Cornerstone Fund's assets, the Reorganization may result in a slight decrease in the operating expenses of the Cornerstone Fund, which would benefit the Cornerstone Fund's shareholders; (6) certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs, and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by shareholders; (7) the Cornerstone Fund would benefit by acquiring additional investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities; (8) the Reorganization will be treated as a tax-free transaction to each Fund and its shareholders; and (9) the First Start Fund will be responsible for the expenses of the Reorganization, but such expenses generally will be paid by AMCO due to an expense cap for the First Start Fund. The Board also considered that AMCO also would benefit from the Reorganization because AMCO would be able to reduce its costs associated with operating the First Start Fund and eliminate the duplication of resources and costs associated with marketing and servicing the Funds as separate entities. Although the Board recognized that AMCO and its affiliates, as well as Fund shareholders, might benefit from the proposed Reorganization, it did not view this as a reason not to approve the transaction.

In approving the Reorganization, the Board also considered alternatives, such as continuing the First Start Fund in its present form, but concluded this would not be in shareholders' best interests given that USAA now offered similar asset allocation funds with allocations targeted more specifically toward shareholders' risk tolerances, including the Cornerstone Fund. The Board also considered liquidating and terminating the First Start Fund, but concluded that the Reorganization would produce a better result by permitting First Start Fund shareholders to pursue comparable investment goals in a larger fund that has a more diverse investment portfolio.

The Board of the Trust considered and determined that in addition to being the surviving legal entity, the Cornerstone Fund would be the accounting survivor for performance purposes. The Cornerstone Fund meets the parameters of the SEC guidance in making this determination, including the fact that it is substantially larger than the First Start Fund and that the investment strategies and policies of the Cornerstone Fund will continue after the Reorganization.

For these and other reasons, the Board unanimously concluded that the Reorganization would be in the best interests of the First Start Fund and the Cornerstone Fund, respectively, and would not result in a dilution of the interests of the shareholders of the First Start Fund or the Cornerstone Fund. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Tax Consequences of the Reorganization

The Reorganization—that is, the Cornerstone Fund's acquisition of the First Start Fund's assets in exchange solely for shares of the Cornerstone Fund and the latter's assumption of the First Start Fund's liabilities, followed by the First Start Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their First Start Fund shares—is intended to qualify for federal income tax purposes as a "reorganization" (as defined in section 368(a)(1)(C) of the Code) and to have the following federal income tax consequences: (1) each Fund will be "a party to a reorganization" (within the meaning of section 368(b) of the Code); (2) the First

Start Fund will recognize no gain or loss on the transfer to the Cornerstone Fund of its assets in exchange solely for shares of the Cornerstone Fund and the latter's assumption of the First Start Fund's liabilities or on the subsequent distribution of those shares to the First Start Fund's shareholders in exchange for their First Start Fund shares; (3) the Cornerstone Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for shares of the Cornerstone Fund and its assumption of First Start Fund's liabilities; (4) the Cornerstone Fund's basis in each transferred asset will be the same as the First Start Fund's basis therein immediately before the Reorganization, and the Cornerstone Fund's holding period for each such asset will include the First Start Fund's holding period therefor (except where the Cornerstone Fund's investment activities have the effect of reducing or eliminating an asset's holding period);

(5)a First Start Fund shareholder will recognize no gain or loss on the exchange of all of his or her First Start Fund shares solely for the shares of the Cornerstone Fund pursuant to the Reorganization; and (6) a First Start Fund shareholder's aggregate basis in the shares of the Cornerstone Fund he or she receives in the Reorganization will be the same as the aggregate basis in his or her First Start Fund shares actually or constructively surrendered in exchange for those shares of the Cornerstone Fund, and his or her holding period for those shares of the Cornerstone Fund will include his or her holding period for those First Start Fund shares, provided that he or she held those First Start Fund shares as capital assets on the Closing Date.

As a condition to the closing of the Reorganization, the Trust will receive an opinion from the law firm of K&L Gates LLP (1) substantially to the effect that—based on then-existing law and the facts and assumptions stated therein and conditioned on certain representations' being true and complete at the close of business on the Closing Date and consummation of the Reorganization in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that that law firm has not approved)—for federal income tax purposes, the Reorganization will qualify as a tax-free "reorganization" (as defined in section 368(a)(1)(C) of the Code), and (2) as to each of the other federal income tax consequences enumerated in the preceding paragraph. Notwithstanding clauses (2) and (4) in the preceding paragraph, that opinion may state that that law firm expresses no opinion regarding the effect of the Reorganization on the Funds or any First Start Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Shareholders of the First Start Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state, local, and other tax consequences, if any, of the Reorganization.

Rights of the Shareholders of each Fund

Form of Organization

The First Start Fund is a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Delaware statutory trust. The

Cornerstone Fund also is a series of the Trust. The Trust is governed by its Declaration of Trust and By-Laws, the Board, Delaware law, and federal law. The Trust is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust currently consist of the First Start Fund, the Cornerstone Fund, and 49 other mutual funds of various asset classes.

Capitalization

The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest of one or more series, with no par value. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

Shares of each Fund represent an equal pro rata interest in the Fund and have identical voting, dividend, liquidation, and other rights. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of either Fund in the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and

(b)provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of either Fund in the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trusts' business, and the nature of their assets, the risk of personal liability to a shareholder of a Trust is remote.

Shareholder Meetings and Voting Rights

The First Start Fund and the Cornerstone Fund are both series of the Trust. The Trust, on behalf of either the First Start Fund or the Cornerstone Fund, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, for both Funds, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Except when a larger quorum is required by applicable law or the applicable governing documents, the Trust requires 30% of the shares entitled to vote to constitute a quorum for consideration of a matter at a shareholders' meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

A Trustee of the Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Under the Declaration of Trust of the Trust, each shareholder is entitled to one vote for each share owned by such shareholder and each fractional share amount is entitled to a proportionate fractional vote.

The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote:

(1)reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate, or transfer the assets and liabilities or class of shares to another entity, and

(3)combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.

Under certain circumstances, the Trustees of the Trust also may terminate the Trust, as the case may be, a series, or a class of shares, upon written notice to the shareholders.

Liquidation

In the event of the liquidation of the Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities belonging to the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

Liability and Indemnification of Trustees

Under the Declaration of Trust of the Trust, a Trustee generally is personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. As provided in the Declaration of Trust and By-Laws of the Trust, each Trustee of the Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, "disabling conduct") or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to the Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding, or (c) an independent legal counsel in a written opinion. The Trust also may advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay the Trust, as the case may be, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust, By-Laws, and Delaware and federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws, and Delaware and federal law, as applicable law, directly for more complete information.

Capitalization

The following table sets forth the capitalization of the First Start Fund and the Cornerstone Fund as of November 30, 2017, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on November 30, 2017. These numbers may differ at the Closing Date of the Reorganization.

			Pro Forma
		Net Asset Value	Adjustments –	Shares
	Net Assets	Per Share	Shares	Outstanding
			Outstanding(1)
First Start Fund	$444.5 Million	$14.24		31,217,000
Cornerstone Fund	$2.5 Billion	$27.62		90,766,000
Pro Forma
Cornerstone Fund	$3.0 Billion	$27.62	16,092,000	106,858,000

(1)Shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Fund's shareholder accounts based on the relative value of the Target Fund's and the Acquiring Fund's NAV per share assuming the Reorganization would have taken place on November 30, 2017.

INFORMATION ABOUT THE CORNERSTONE FUND

Management of the Trust

This section provides more information about the Trust and the investment adviser of the Cornerstone Fund.

The Trust

The Trust's Board is responsible for the overall management of the Trust and each of its series, including the Cornerstone Fund. The Trust issues shares of beneficial interest that currently are divided among 51 funds. The Proxy Statement describes the shares of the Cornerstone Fund.

The Adviser

AMCO serves as the manager of the Cornerstone Fund. The Cornerstone Fund is one of the 51 no-load mutual funds offered by the Trust. AMCO had approximately $166 billion in total assets under management as of December 31, 2017.

AMCO provides investment management services to the Cornerstone Fund pursuant to an Advisory Agreement. Under this agreement, AMCO is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. A discussion regarding the basis of the Board's approval of the Fund's Advisory Agreement is available in the Fund's annual report to shareholders for the period ended May 31.

The Cornerstone Fund is authorized, although AMCO has no present intention of utilizing such authority, to use a "manager-of-managers" structure. AMCO could select (with approval of the Fund's Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. AMCO would monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Cornerstone Fund's Board as to whether each subadviser's agreement should be renewed, terminated, or modified. AMCO also would be responsible for allocating assets to the subadvisers. The allocation for each subadviser could range from 0% to 100% of the Cornerstone Fund's assets, and AMCO could change the allocations without shareholder approval.

Management Fees

For AMCO's services, the Cornerstone Fund pays AMCO an investment management fee. The investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of fifty-nine one hundredths of one percent (0.59%) of the Fund's average daily net assets.

Portfolio Managers

Wasif A. Latif is responsible for the Cornerstone Fund's asset allocation and has co-managed the Fund since July 2009. Arnold J. Espe has co-managed the Fund since January 2004. Lance Humphrey has co-managed the Fund since March 2016.

Other Service Providers

In addition to providing investment management services, AMCO also provides administration and servicing to the USAA Funds. USAA Investment Management Company acts as the Funds' distributor. USAA Shareholder Account Services, an affiliate of AMCO, provides transfer agency services to the Funds. The Funds or the Funds' distributor or transfer agent may enter into agreements with third parties ("Servicing Agents") to pay such Servicing Agents for certain administrative and servicing functions. The Funds do not impose sales loads or Rule 12b-1 fees.

SHAREHOLDER INFORMATION

Pricing

The price at which you purchase and redeem shares of a Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of a Fund's assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of a Fund may be purchased and sold at the NAV per share without a sales charge. A Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday. The price at which a purchase or redemption is effected is based on the next calculation of the NAV after the order is placed.

Valuation of Securities

The Board has established a Valuation Committee (the "Committee"); and subject to Board oversight and approval, the Committee administers and oversees a Fund's valuation policies and procedures. Among other things, these policies and procedures allow a Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and ask prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not need to be reflected in the value of a Fund's foreign securities. However, AMCO will monitor for events that would materially affect the value of a Fund's foreign securities. If AMCO determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that AMCO deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the "Service") approved by the Board. The Service uses an evaluated mean between quoted bid and ask prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

Repurchase agreements are valued at cost.

Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date if it is within the spread between the closing bid and ask price closest to the settlement price.

Options contracts are valued by a pricing service at the National Best Bid/Offer composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV. Options on futures are valued at the settlement price determined by the applicable exchange.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by a Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.

Effective Date

When you make a purchase, your purchase price will be the NAV per share next calculated after AMCO or the financial intermediary receives your request in proper form (e.g., complete, signed application and payment). Each Fund's NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the NYSE each day it is open for trading. If AMCO or the financial intermediary receives your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If AMCO or the financial intermediary receives your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.

The Fund or the Fund's distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

Purchases

Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions. Investors residing outside of the United States (except those with Air/Army Post Office, Fleet Post Office, or Diplomatic Post Office addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.

Shares of the Fund are available through a USAA investment account and through certain financial intermediaries, as described below. You may purchase shares of the Fund through your USAA investment account online or by telephone; and if you have an account directly with the Fund, you also may purchase shares by mail.

Shares purchased through your USAA investment account will be subject to applicable policies and procedures.

If shares of the Fund are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Minimum Initial Purchase

$500 or $50 with a $50 monthly systematic investment plan. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Additional Purchases

$50 minimum per transaction, per account. Employees of USAA and its affiliated companies may make additional purchases through payroll deduction for as little as $25 per pay period.

Redemptions

For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax- deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See the section titled Taxes for information regarding basis election and reporting.

The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).

Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow from a line of credit to which the Fund and certain other USAA funds are parties. The Fund and the other USAA funds are limited as to the amount that each may individually and collectively borrow under the line of credit. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.

You may redeem Fund Shares through your USAA investment account online or by telephone on any day the NAV per share is calculated. If you have a direct account with the Fund, you also may redeem shares by mail.

Shareholders will receive a redemption price of the NAV per share next calculated after AMCO receives your request in proper form. If AMCO receives your redemption request in proper form prior to the close of the NYSE's regular trading session (generally 4 p.m. Eastern time), your redemption price will be the NAV per share calculated for that day. If AMCO receives the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE. Shares redeemed through your USAA investment account will be subject to applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, AMCO will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

If Fund Shares are held through a USAA investment account or an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds. Payment for redemption of shares purchased by electronic funds transfer ("EFT") or check will be sent after the EFT or check has cleared, which could take up to seven days from the purchase date.

If Fund Shares are held in your account with a financial intermediary, please contact your financial intermediary regarding redemption policies. Generally, any redemption request you place with your financial intermediary in proper form prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share calculated for that day, subject to the financial intermediary's applicable policies and procedures. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt. Under certain circumstances and when deemed to be in the Fund's best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.

Dividends and Other Distributions

The Fund pays distributions of net investment income ("dividends") annually. Ordinarily, any distributions of net realized capital gains are paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of federal income or excise taxes.

The Fund automatically reinvests all dividends and other distributions in additional shares of the Fund unless you request to receive those distributions by way of electronic funds transfer. The share price for a reinvestment is the NAV per share computed on the ex-distribution date. Any distribution made by the Fund reduces the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. The Fund will invest in your account, at the current NAV per share, any distribution payment returned to the Fund by your financial institution.

Exchanges

For federal income tax purposes, an exchange of Fund shares for shares of another fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). Such a gain or loss is based on the difference, if any, between your basis in the exchanged shares and the aggregate NAV of the shares you receive in the exchange.

Exchange Privileges

You may exchange shares between funds in the USAA family of funds ("USAA Funds"), provided the shares to be acquired are offered in your state of residence. A Fund, however, reserves the right to terminate or change the terms of an exchange offer.

If you have opened an account directly with the Fund you may make exchanges through the USAA self-service telephone system and on usaa.com. If you have a USAA investment account you may make exchanges on usaa.com or on mobile.usaa.com. After AMCO receives the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. The investment minimums applicable to share purchases also apply to exchanges.

If shares of the Fund are held in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

Frequent Purchases and Redemptions of Fund Shares

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Short-Term Bond Fund, Ultra Short-

Term Bond Fund, and Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds' policies and procedures state that:

Each USAA Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

Each USAA Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the USAA Fund. Fair value pricing is used to adjust for "stale pricing" that may occur between the close of certain foreign exchanges or markets and the time when the USAA Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a USAA Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a USAA Fund's NAV.

The USAA Funds' Right to Reject Purchase and Exchange Orders

and Limit Trading in Accounts

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the USAA Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;

Purchases and sales pursuant to automatic investment or withdrawal plans;

Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Giving Fund, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and

Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular USAA Fund or all of the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a USAA Fund through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which AMCO has entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If AMCO detects suspicious trading activity at the omnibus account level, AMCO will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. AMCO will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

AMCO also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account.

The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

Other Fund Rights

The Fund reserves the right to:

Reject or restrict purchase or exchange orders when in the best interest of the Fund;

Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

Redeem some or all of its shares in kind when in the best interest of the Fund;

Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);

Redeem an account with less than $250, with certain limitations;

Restrict or liquidate an account when necessary or appropriate to comply with federal law; and

Discontinue or otherwise limit the opening of accounts with us.

Payments to Financial Intermediaries

Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in a Fund that would otherwise be performed by the Fund's transfer agent or administrator and shareholder servicing agent. In some circumstances, AMCO, or one of AMCO's affiliates, will pay a financial intermediary for these services out of our own resources. In other circumstances, a Fund will pay a fee to the financial intermediary for performing those services. A Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders' accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.

In addition, AMCO and the Fund's distributor may make payments to intermediaries for various additional services, other expenses and/or the financial intermediaries' distribution of shares of the Fund. Such payments are sometimes referred to as "revenue sharing" and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, including a Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and may help defray, or compensate the financial intermediary for, the costs associated with offering a Fund.

The payments also may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares of a Fund, as well as sponsor various educational programs, sales contests and/or promotions. AMCO and the Fund's distributor may, from time to time, provide occasional gifts, meals, tickets or other entertainment, or support for due diligence trips. These payments are in addition to any fees paid by a Fund to compensate financial intermediaries for providing distribution-related services to that Fund and/or shareholder services to Fund shareholders. These payments may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved. The amount of these payments may be substantial and may differ among financial intermediaries. In addition, certain financial intermediaries may have access to certain services from us or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services. These payments and other arrangements may create a conflict of interest by influencing the financial intermediary to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information. The amount of any payments described by this paragraph is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of a Fund.

Taxes

The following tax information is quite general and refers to the federal income tax law in effect as of the date of this Proxy Statement.

Treatment of the Fund: The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify for the current and subsequent taxable years, for treatment as a "regulated investment company" under the Code. By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss ("net short-term gain"), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its shareholders.

Shareholder Taxation: Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund. A portion of the Fund's dividends may qualify for (1) the 50% dividends-received deduction available to corporations and (2) the lower maximum federal income tax rates applicable to "qualified dividend income" of individuals and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy certain holding period and other restrictions with respect to their shares of the Fund – a maximum of 15% for a single shareholder with taxable income not exceeding $425,800 ($479,000 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2018 and will be adjusted for inflation annually thereafter).

Regardless of the length of time you have held shares of the Fund, distributions of net capital gain that it realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional Fund shares. Those distributions are taxed to individual shareholders at the 15% and 20% tax rates as described above.

You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates described above.

An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her "modified adjusted gross income" over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.

Your basis in shares of the Fund that you acquired after December 31, 2011, ("Covered Shares") will be determined in accordance with the Fund's default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered

Shares after the settlement date of the redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method.

Withholding

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who:

Underreports dividend or interest income or

Fails to certify that he or she is not subject to backup withholding.

Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded. To avoid this withholding, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

Reporting

The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.

Shareholder Mailings

Householding: Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent shareholder reports and prospectus. You will receive a single copy if you and/or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact AMCO; and AMCO will begin your individual delivery within 30 days of your request.

Electronic Delivery: Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, tax documents, and prospectuses electronically instead of through the mail.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Cornerstone Fund's financial performance for the past five fiscal years ended May 31, 2017, and the six-month period ended November 30, 2017. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Cornerstone Fund (assuming reinvestment of all dividends and other distributions). The information relating to the past five fiscal years has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Cornerstone Fund's financial statements, is included in the Cornerstone Fund's annual report to shareholders, which is available upon request.

		Year Ended May 31,
	2017	2016	2015	2014	2013
Net asset value at beginning of period
	$24.08	$26.27	$26.02	$24.17	$21.48
Income (loss) from investment operations:	.45	.55	.56	.62	.61
Net investment income (loss)
Net realized and unrealized		(2.06)	.33	1.83	2.69
gain (loss)	2.06
Total from investment operations	2.51	(1.51)	.89	2.45	3.30
Less distributions from:	(.50)	(.56)	(.64)	(.60)	(.61)
Net investment income
Realized capital gains	—	(.12)	—	—	—
Total distributions	(.50)	(.68)	(.64)	(.60)	(.61)
Net asset value at end of period	$26.09	$24.08	$26.27	$26.02	$24.17
Total return (%)*	10.59	(5.73)	3.47	10.24	15.49
Net assets at end of period (000)	$2,398,407	$2,278,762	$2,526,548	$2,491,487	$2,294,760
Ratios to average net assets:**	1.06	1.13	1.16	1.18(b)	1.22
Expenses (%)(a)
Expenses, excluding	1.06	1.13	1.16	1.18	1.22
reimbursements (%)(a)	1.78	2.18	2.14	2.46	2.54
Net investment income (%)
Portfolio turnover (%)	69	87(c)	62	57	81

*Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

**For the year ended May 31, 2017, average net assets were $2,315,461,000.

(a)Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

-	-	-	(.00%)†	(.00%)†

†Represents less than 0.01% of average net assets.

(b)Prior to October 1, 2013, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.28% of the Fund's average net assets.

(c)Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

	Six-Month
	Period Ended
	November 30,		Year Ended May 31,
Net asset value at	2017	2017	2016	2015	2014	2013

beginning of period	$26.09	$24.08	$26.27	$26.02	$24.17	$21.48
Income (loss) from
investment
operations:
Net investment
income	.21	.45	.55	.56	.62	.61
Net realized and
Unrealized
gain(loss)	1.32	2.06	(2.06)	.33	1.83	2.69
Total from
investment
operations	1.53	2.51	(1.51)	.89	2.45	3.30
Less distributions
from:
Net investment
income	–	(.50)	(.56)	(.64)	(.60)	(.61)
Realized capital
gains	–	–	(.12)	–	–	–
Total distributions	–	(.50)	(.68)	(.64)	(.60)	(.61)
Net asset value at
end of period	$27.62	$26.09	$24.08	$26.27	$26.02	$24.17
Total return(%)*	5.86	10.59	(5.73)	3.47	10.24	15.49
Net assets at end of
Period (000)	$2,506,972	$2,398,407	$2,278,762	$2,526,548	$2,491,487	$2,294,760
Ratios to average
net assets:**
Expenses (%)(a)	.98(d)	1.06	1.13	1.16	1.18(b)	1.22
Expenses, excluding
Reimbursements
(%)(a)	.98(d)	1.06	1.13	1.16	1.18	1.22
Net investment
income (%)	1.58(d)	1.78	2.18	2.14	2.46	2.54
Portfolio
turnover(%)	29	69	87(c)	62	57	81

*Assumes reinvestmentof allnet investment incomeandrealizedcapitalgaindistributions,if any, duringtheperiod.Includes adjustments in accordancewith U.S.generallyaccepted accounting principlesandcould differ from theLipper reported return.Totalreturnsforperiodsof lessthanone year are notannualized.

**For the six-month period ended November 30, 2017, average net assets were $2,446,459,000.

(a) Reflects total annual operating expenses of theFund Shares before reductions of any expenses paid indirectly.TheFundShares'expensespaidindirectlydecreasedthe

expenseratiosasfollows:	–	–	–	(.00%)†	(.00%)†
–

†Represents less than 0.01% of average net assets.

(b)PriortoOctober1,2013,theManagervoluntarilyagreedtolimittheannualexpensesof theFundto 1.28% of the Fund's average net assets.

(c)Reflects increased tradingactivityduetochanges insubadviser(s) and asset allocation strategies.

(d)Annualized.The ratio is not necessarily indicative of 12 months of operations.

VOTING INFORMATION

The Meeting

This Proxy Statement is being provided to shareholders of the First Start Fund in connection with the solicitation of proxies by the Fund's Board to solicit your vote on the Reorganization at the Meeting. The Meeting will be held at the Robles Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288 on Wednesday, May 30, 2018, at 3 p.m. Central time.

Ways to Vote

You may vote in one of four ways:

•complete and sign the enclosed proxy card and mail it in the prepaid return envelope;

•vote online at the website address listed on your proxy card;

•call the toll-free number printed on your proxy card; or

•in person at the Meeting. If you plan to attend the meeting, please indicate on the proxy card, and we will send you a ticket by return mail to expedite your registration for, and admittance to, the meeting.

Please note that to vote online or by telephone, you will need the "control number" that is printed on your proxy card.

Proxy Voting

Each share of the Trust is entitled to one vote (with proportionate voting for fractional shares). Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted "FOR" the proposal. If any other business is brought before the Meeting, your shares will be voted as determined in the discretion of the proxies.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the First Start Fund receives a specific written notice to the contrary from any one of them.

Broker-dealer firms holding shares of the First Start Fund in street name for the benefit of their customers will request the instructions of such customers on how to vote their shares before the Meeting. The First Start Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain "routine" matters, without instructions from their customers, grant discretionary authority to the proxies designated by the Board to vote if no instructions from its customers have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The First Start Fund anticipates that the NYSE will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms' request for voting instructions may not vote such customer's shares on the Proposal. A signed proxy card that does not specify how the beneficial owner's shares are to be voted on the Proposal may be deemed to be an instruction to vote "FOR" the Proposal.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

With respect to shares of the First Start Fund held in USAA individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth, and SIMPLE IRAs), the IRA Custodian, USAA Federal Savings Bank, will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If USAA IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for or against any proposal in the same proportion as other USAA IRA shareholders have voted.

Revocability of Proxy

Proxies, including proxies given online or by telephone, may be revoked at any time before they are voted. If you wish to revoke a proxy, you must submit a written revocation or a later-dated proxy to the First Start Fund. You also may revoke a proxy by attending the Meeting and voting in person. The last instruction the First Start Fund receives from you, whether received in paper or electronic form, will be the one counted.

Required Shareholder Vote

Shareholders of record of the First Start Fund on Thursday, March 29, 2018, are entitled to vote at the Meeting.

To approve the Reorganization Plan, 30% of the total shares of the First Start Fund entitled to vote, represented in person or by proxy, is required to constitute a quorum at the Meeting.

Approval of the Reorganization Plan requires the affirmative vote of (A) 67% or more of the shares of the First Start Fund present or represented by proxy at the Meeting, if holders of more than 50% of the outstanding shares of the First Start Fund are present or represented by proxy; or (B)more than 50% of the outstanding voting shares of the First Start Fund, whichever is the lesser.

Your vote will be counted at the Meeting if cast in person or by proxy. The election inspectors will count:

Votes cast "FOR" the approval of the Proposal to determine whether sufficient affirmative votes have been cast; and

Abstentions and broker non-votes of shares (in addition to all votes cast "FOR" or "AGAINST") to determine whether a quorum is present.

Abstentions and broker non-votes are not counted to determine whether the Proposal has been approved. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority. Because abstentions and broker non-votes are treated as shares present for purposes of quorum but not voting, any abstentions and broker non-votes will have the effect of votes cast "AGAINST" the Proposal.

If shareholders of the First Start Fund do not approve the Reorganization Plan, then the Reorganization will not be implemented and the Board and AMCO will consider the alternatives.

Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting. The Board has fixed the close of business on Thursday, March 29, 2018, as the record date for determining the shareholders of the First Start Fund entitled to receive notice of the Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Meeting. The Trust expects that the solicitation of proxies will be primarily online and by telephone. The solicitation also may include facsimile, email, online, or oral communications by certain employees of AMCO or its affiliates, who will not be paid for these services. Legal costs, the costs of preparing, printing, and mailing the enclosed proxy card and Proxy Statement, and any other costs incurred in connection with the solicitation of proxies for the First Start Fund Reorganization, including any additional solicitation made by mail, email, or telephone will be will be charged to the First Start Fund, but such expenses generally will be paid by AMCO due to an expense cap for the First Start Fund. The exact cost will depend upon the services rendered.

Voting Securities and Principal Holders

Shareholders of the First Start Fund at the close of business on Thursday, March 29, 2018, will be entitled to be present and vote at the Meeting. As of that date, there were 32,340,233.688 shares outstanding for the First Start Fund.

As of Thursday, March 29, 2018, shareholders who owned of record and/or beneficially (to the Trust's knowledge) more than 5% of the shares of the First Start Fund are listed below. Shareholders who own beneficially more than 25% of the First Start Fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the Fund.

				Percent Beneficial
				Ownership of Shares
Shareholder's		Number and	Percent of	of the Combined
				Fund (assuming the
Name/		Nature of	Shares of
				Reorganization
Address	Fund	Shares of the	the Class
				occurs)
		Class Owned	Owned

National Financial	First Start	5,494,029.870
499 Washington Blvd		(beneficial	16.9882%	4.81%
	Fund
Jersey City, NJ 07310		ownership)

National Financial	Cornerstone	14,486,965.741
499 Washington Blvd		(beneficial	14.9305%	12.69%
	Fund
Jersey City, NJ 07310		ownership)

To the Trust's knowledge, as of Thursday, March 29, 2018, the officers and Trustees of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of the First Start Fund.

Date for Receipt of Shareholders' Proposals

for Subsequent Shareholder Meetings

Under relevant state law and the Trust's organizational documents and applicable law, no annual meeting of shareholders is required. Neither the First Start Fund nor any other fund of the Trust currently intends to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent shareholder meeting must be received by the fund(s) within a reasonable period of time prior to the fund's mailing of the proxy materials for such meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The funds will assist in communicating to other shareholders about such meeting.

How can Shareholders Communicate with the Board?

Shareholders who want to communicate with the Board or an individual Trustee should send written communications to 9800 Fredericksburg Road, San Antonio, Texas 78288, addressed to the Board or the individual Trustee. The Trust's Secretary may determine not to forward to the Board or individual Trustees any communication that does not relate to the business of a fund.

Other Business and Proposals to Adjourn the Meeting

The Board knows of no other business to be brought before the Meeting. If any other matters properly come before the Meeting, it is the Board's intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed proxy ballot.

In the event a quorum is not present at the Meeting, or in the event a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies if such an adjournment and additional solicitation is reasonable and in the interests of shareholders. In determining whether adjournment and additional solicitation is in the interests of shareholders, the proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for additional solicitation. A proposal may be voted on prior to any adjournment if sufficient votes have been received for the proposal and such vote is otherwise appropriate. Any adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of any adjournment and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

Appendix A

FORM OF PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION ("Plan") is adopted as of March 1, 2018, by USAA MUTUAL FUNDS TRUST, a Delaware statutory trust ("Trust"), on behalf of the USAA First Start Growth Fund ("First Start Fund"), and the USAA Cornerstone Moderately Aggressive Fund ("Cornerstone Fund"), each a segregated portfolio of assets ("series") thereof (each, a "Fund"). All agreements, covenants, actions, and obligations of a Fund contained herein shall be deemed to be agreements, covenants, actions, and obligations of, and all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by, the Trust acting on the Fund's behalf.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the state of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A. Each Fund is a duly established and designated series thereof.

The Trust wishes to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intends this Plan to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will consist of (1) the transfer of all of First Start Fund's assets to Cornerstone Fund in exchange solely for shares in Cornerstone Fund ("Cornerstone Fund Shares"), which have rights, powers, privileges, obligations, and other characteristics identical to shares in First Start Fund ("First Start Fund Shares"), and Cornerstone Fund's assumption of all of First Start Fund's liabilities, (2) the distribution of those shares pro rata to First Start Fund's shareholders in exchange for their First Start Fund Shares and in complete liquidation thereof (for federal tax purposes), and (3) First Start Fund's termination (collectively, "Reorganization"), all on the terms and conditions set forth herein.

The Trust's Trust Instrument ("Instrument") permits it to vary its shareholders' investment. The Trust does not have a fixed pool of assets—each series thereof (including each Fund) is a managed portfolio of securities, and USAA Asset Management Company, each Fund's investment manager ("Adviser"), has the authority to buy and sell securities for it. The Trust believes based on its review of each Fund's investment portfolio, that First Start Fund's portfolio holdings are compatible with Cornerstone Fund's investment objectives, policies, and strategies and that, as a result, all or substantially all of First Start Fund's assets can be transferred to and held by Cornerstone Fund.

The Trust's Board of Trustees ("Board"), including a majority of its members who are not "interested persons" (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized performance thereof on each Fund's behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

1.PLAN OF REORGANIZATION AND TERMINATION

1.1Subject to the requisite approval of First Start Fund's shareholders and the terms and conditions set forth herein, First Start Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Cornerstone Fund. In exchange therefor, Cornerstone Fund shall—

1.1.1.issue and deliver to First Start Fund the number of full and fractional (rounded to the third decimal place) Cornerstone Fund Shares determined by dividing the net value of First Start Fund (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of a Cornerstone Fund Share (computed as set forth in paragraph 2.2), and

1.1.2.assume all of First Start Fund's liabilities described in paragraph 1.3 ("Liabilities"). Such transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on First Start Fund's books, and other property owned by First Start Fund at the Valuation Time (as defined in paragraph 2.1).

1.3The Liabilities shall include all of First Start Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time (as defined in paragraph 2.1), and whether or not specifically referred to in this Plan, except Reorganization Expenses (as defined in paragraph 4.3.10), if any, borne by the Adviser pursuant to paragraph 5. Notwithstanding the foregoing, First Start Fund shall endeavor to discharge or make provision for the discharge of all its known Liabilities before the Effective Time.

1.4If the dividends and/or other distributions First Start Fund has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) "investment company taxable income" (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, plus (b) "net capital gain" (as defined in section 1222(11) of the Code), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, First Start Fund shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain – and in no event than less the sum of 98% of its "ordinary income" plus 98.2% of its "capital gain net income," as those terms are defined in section 4982(e)(1) and (2) of the Code, respectively – for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that First Start Fund will have no tax liability under sections 852 and 4982 of the Code for the current and any prior tax periods.

1.5At the Effective Time (or as soon thereafter as is reasonably practicable), First Start Fund shall distribute the Cornerstone Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in proportion to their First Start Fund Shares then held of record and in constructive exchange for those shares, and shall completely liquidate (which shall be treated as a complete liquidation of First Start Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust's transfer agent opening accounts on Cornerstone Fund's shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Cornerstone Fund Shares to those newly opened and existing accounts. Each Shareholder's newly opened or existing account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Cornerstone Fund Shares due that Shareholder. The aggregate NAV of Cornerstone Fund Shares to be so credited to each Shareholder's account shall equal the aggregate NAV of the First Start Fund Shares that Shareholder owned at the Effective Time. All outstanding First Start Fund Shares shall simultaneously be canceled on First Start Fund's share transfer books. Cornerstone Fund shall not issue certificates representing the Cornerstone Fund Shares issued in connection with the Reorganization.

1.6After the Effective Time, First Start Fund will not conduct any business except in connection with its dissolution. As soon as reasonably practicable after distribution of the Cornerstone Fund Shares pursuant to paragraph 1.5 (as provided in paragraph 1.5, on making that distribution First Start Fund's liquidation shall be complete for federal tax purposes), but in all events within six months after the Effective Time, First Start Fund shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

1.7Any reporting responsibility of First Start Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the U.S. Securities and Exchange Commission ("SEC"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.8Any transfer taxes payable on issuance of Cornerstone Fund Shares in a name other than that of the registered holder on First Start Fund's books of the First Start Fund Shares constructively exchanged therefor shall be paid by the person to whom such Cornerstone Fund Shares are to be issued, as a condition of such transfer.

2.VALUATION

2.1For purposes of paragraph 1.1(a), First Start Fund's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Business Day (i.e., a day on which the NYSE is open for regular trading) next preceding the Closing ("Valuation Time"), using the valuation procedures set forth in the Trust's then-current prospectus and statement of additional information ("SAI") and valuation procedures established by the Board, less (b) the amount of the Liabilities as of the Valuation Time.

2.2For purposes of paragraph 1.1.1, the NAV of a Cornerstone Fund Share shall be computed as of the Valuation Time, using the valuation procedures referred to in paragraph 2.1.

2.3All computations pursuant to paragraphs 2.1 and 2.2 shall be made by the Funds' accounting agent, State Street Bank and Trust Company.

3.CLOSING AND EFFECTIVE TIME

3.1Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization ("Closing") shall be deemed to take place simultaneously as of the close of business on June 15, 2018, ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an "Exchange") is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board's judgment, accurate appraisal of First Start Fund's net value and/or the NAV of an Cornerstone Fund Share is impracticable, the Valuation Time shall be postponed until the first Business Day when that trading has been fully resumed and that reporting has been restored and the Effective Time shall be postponed until the following Business Day. The Closing shall be held at the Trust's offices or at such other place as the Trust determines.

3.2The Trust shall direct its fund accounting and pricing agent to deliver at the Closing a certificate of an authorized officer (a "Certificate") verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, as reflected on Cornerstone Fund's books immediately after the Closing, does or will conform to such information on First Start Fund's books immediately before the Closing. The Trust shall direct the custodian of the Funds' Assets to deliver at the Closing a Certificate stating that (a) the Assets it holds will be transferred to Cornerstone Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3The Trust shall direct the Trust's transfer agent to deliver at the Closing a Certificate (a) stating that its records contain the number of full and fractional outstanding First Start Fund Shares each Shareholder owns at the Effective Time and (b) as to the opening of accounts on Cornerstone Fund's shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and a confirmation, or other evidence satisfactory to the Trust, that the Cornerstone Fund Shares to be credited to First Start Fund at the Effective Time have been credited to First Start Fund's account on those records.

4.CONDITIONS PRECEDENT

4.1The Trust's obligation to implement this Plan on Cornerstone Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

4.1.1.At the Closing, the Trust, on First Start Fund's behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to

"securities loans" as referred to in section 851(b)(2) of the Code, or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Cornerstone Fund's behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended ("1933 Act");

4.1.2.First Start Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.3.First Start Fund is not currently engaged in, and the Trust's adoption and performance of this Plan and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Delaware law, the Instrument or the Trust's By-Laws (collectively, "Governing Documents"), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an "Undertaking") to which the Trust, on First Start Fund's behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on First Start Fund's behalf, is a party or by which it is bound;

4.1.4.All material contracts and other commitments of or applicable to First Start Fund (other than this Plan and investment contracts, including options, futures, forward contracts, swaps and repurchase agreements) will be terminated, or provision for discharge of any liabilities of First Start Fund thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on First Start Fund's behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

4.1.5.No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust's knowledge, threatened against the Trust, with respect to First Start Fund or any of its properties or assets attributable or allocable to First Start Fund, that, if adversely determined, would materially and adversely affect First Start Fund's financial condition or the conduct of its business; and the Trust, on First Start Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects First Start Fund's business or the Trust's ability to consummate the transactions contemplated hereby;

4.1.6.The execution, delivery, and performance of this Plan have been duly authorized as of the date hereof by all necessary action on the part of the Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Plan constitutes a valid and legally binding obligation of First Start Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

4.1.7.First Start Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.8.First Start Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and has elected the latter classification by filing Form 8832 with the Internal Revenue Service ("IRS") or is a "publicly traded partnership" (as defined in section 7704(b) of the Code) that is treated as a corporation; First Start Fund is an "investment company" (as defined in section 368(a)(2)(F)(iii) of the Code) and is a "fund" (as defined in section 851(g)(2) of the Code), eligible for treatment under section 851(g)(1) of the Code; for each taxable year of its operation (including the taxable year that will end at the Effective Time), First Start Fund has met (or for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code ("Subchapter M") for qualification and treatment as a regulated investment company ("RIC") and has been (or for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; and First Start Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.9.First Start Fund is in the same line of business as Cornerstone Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby ("Approval Time") through the Effective Time, First Start Fund has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.8; from the time it commenced operations through the Effective Time, First Start Fund has conducted and will conduct its "historic business" (within the meaning of that section of the Code) in a substantially unchanged manner; and from the Approval Time through the Effective Time, First Start Fund (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Cornerstone Fund's investment objective or policies, or (b) for any other reason except in the ordinary course of its business as a RIC, and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

4.1.10.At the Effective Time, (a) at least 33 1/3% of First Start Fund's portfolio assets will meet Cornerstone Fund's investment objective, strategies, policies, risks, and restrictions, (b) First Start Fund will not have altered its portfolio in connection with the Reorganization to meet that 33 1/3% threshold, and (c) First Start Fund will not have modified its investment objective or any of its investment strategies, policies, risks, and restrictions in connection with the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.11.To the best of the Trust's management's knowledge, at the record date for First Start Fund's shareholders entitled to vote on approval of this Plan, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of First Start Fund Shares (or Cornerstone Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the First Start Fund Shares (or the equivalent Cornerstone Fund Shares) to a number of shares that was less than 50% of the number of the First Start Fund Shares at that date;

4.1.12.All issued and outstanding First Start Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding First Start Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on First Start Fund's shareholder records, as provided in paragraph 3.3; and First Start Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any First Start Fund Shares, nor are there outstanding any securities convertible into any First Start Fund Shares;

4.1.13.At the Effective Time, First Start Fund will not be under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

4.1.14.Not more than 25% of the value of First Start Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which First Start Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.1.15.During the five-year period ending at the Effective Time, (a) neither First Start Fund nor any person "related" (within the meaning of section 1.368-1(e)(4) of the Regulations ("Related"), without regard to section 1.368-1(e)(4)(i)(A) thereof) to First Start Fund will have acquired First Start Fund Shares, either directly or through any transaction, plan, or arrangement with any other person, with consideration other than Cornerstone Fund Shares or First Start Fund Shares, except for shares redeemed in the ordinary course of First Start Fund's business as a series of an open-end management investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to First Start Fund Shares, other than (i) normal, regular dividend distributions made pursuant to First Start Fund's historic dividend-paying practice that qualify for the deduction for dividends paid (as defined in section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code and (ii) other dividends and other distributions declared and paid to ensure First Start Fund's continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.16.All federal and other tax returns, dividend reporting forms, and other tax- related reports (collectively, "Returns") of First Start Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust's knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and First Start Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

4.1.17.First Start Fund's Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, "Statements") at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended July 31, 2017, have been audited by Ernst & Young LLP ("Auditors") and are in accordance with generally accepted accounting principles consistently applied in the United States ("GAAP"); and those Statements present fairly, in all material respects, First Start Fund's financial condition at their respective dates in accordance with GAAP, and there are no known contingent liabilities of First Start Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein; and

4.1.18.Since January 31, 2018, there has not been any material adverse change in First Start Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by First Start Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per First Start Fund Share due to declines in market values of securities First Start Fund holds, the discharge of Target liabilities, or the redemption of First Start Fund Shares by its shareholders shall not constitute a material adverse change.

4.2The Trust's obligation to implement this Plan on First Start Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

4.2.1.No consideration other than Cornerstone Fund Shares (and Cornerstone Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.2.The Cornerstone Fund Shares to be issued and delivered to First Start Fund, for the Shareholders' benefit, pursuant to the terms of this Plan, (a) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Cornerstone Fund Shares and will be fully paid and non-assessable by the Trust;

4.2.3.Cornerstone Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.2.4.Cornerstone Fund is not currently engaged in, and the Trust's adoption and performance of this Plan and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, on Cornerstone Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any

Undertaking, judgment, or decree to which the Trust, on Cornerstone Fund's behalf, is a party or by which it is bound;

4.2.5.No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust's knowledge, threatened against the Trust, with respect to Cornerstone Fund or any of its properties or assets attributable or allocable to Cornerstone Fund, that, if adversely determined, would materially and adversely affect Cornerstone Fund's financial condition or the conduct of its business; and the Trust, on Cornerstone Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Cornerstone Fund's business or the Trust's ability to consummate the transactions contemplated hereby;

4.2.6.Cornerstone Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes, and either has elected the latter classification by filing Form 8832 with the IRS or is a "publicly traded partnership" (as defined in section 7704(b) of the Code) that is treated as a corporation; Cornerstone Fund is an "investment company" (as defined in section 368(a)(2)(F)(iii) of the Code) and is a "fund" (as defined in section 851(g)(2) of the Code), eligible for treatment under section 851(g)(1) of the Code; for each taxable year of its operation (including the taxable year that includes the Effective Time), Cornerstone Fund has met (or for that year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; Cornerstone Fund will continue to meet all those requirements for that year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax for succeeding tax years; and Cornerstone Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.7.Cornerstone Fund is in the same line of business as First Start Fund was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; following the Reorganization, Cornerstone Fund will continue, and has no intention to change, that line of business; and at the Effective Time, (a) at least 33 1/3% of First Start Fund's portfolio assets will meet Cornerstone Fund's investment objective, strategies, policies, risks, and restrictions; (b) Cornerstone Fund will not have modified its investment objective or any of its investment strategies, policies, risks, and restrictions as part of the plan of reorganization; and (c)Cornerstone Fund will have no plan or intention to change its investment objective or any of its investment strategies, policies, risks, or restrictions after the Reorganization;

4.2.8.Following the Reorganization, Cornerstone Fund (a) will continue First Start Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of First Start Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Cornerstone Fund (c)has no plan or intention to sell or otherwise dispose of any of the Assets, except for (i) dispositions made in the ordinary course of that business, (ii) dispositions necessary to maintain its status as a RIC, or (iii) dispositions pursuant to the following clause, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

4.2.9.Cornerstone Fund has no plan or intention to issue additional Cornerstone Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end management investment company; nor does Cornerstone Fund, or any person Related to Cornerstone Fund, have any plan or intention to acquire—during the five-year period beginning at the Effective Time, either directly or through any transaction, Plan, or arrangement with any other person—with consideration other than Cornerstone Fund Shares, any Cornerstone Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

4.2.10.All issued and outstanding Cornerstone Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Cornerstone Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Cornerstone Fund Shares, nor are there outstanding any securities convertible into any Cornerstone Fund Shares;

4.2.11.There is no plan or intention for Cornerstone Fund to be dissolved or merged into another statutory trust or any corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

4.2.12.Assuming satisfaction of the condition in paragraph 4.1.14, immediately after the Reorganization, (a) not more than 25% of the value of Cornerstone Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Cornerstone Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.2.13.Cornerstone Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of First Start Fund;

4.2.14.Before or pursuant to the Reorganization, neither Cornerstone Fund nor any person Related to Cornerstone Fund will have acquired First Start Fund Shares, directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Cornerstone Fund Shares;

4.2.15.All Returns of Cornerstone Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust's knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Cornerstone Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

4.2.16.Cornerstone Fund's Statements at and for the fiscal year (in the case of its Statement of Changes in Net Assets, for the two fiscal years) ended May 31, 2017, have been audited by Auditors and are in accordance with GAAP; and those Statements present fairly, in all material respects, Cornerstone Fund's financial condition at their respective dates in accordance with GAAP, and there are no known contingent liabilities of Cornerstone Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

4.2.17.Since November 30, 2017, there has not been any material adverse change in Cornerstone Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Cornerstone Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Cornerstone Fund Share due to declines in market values of securities Cornerstone Fund holds, the discharge of Cornerstone Fund liabilities, or the redemption of Cornerstone Fund Shares by its shareholders shall not constitute a material adverse change; and

4.2.18.If the Reorganization is consummated, Cornerstone Fund will treat each Shareholder that receives Cornerstone Fund Shares in connection with the Reorganization as having made a minimum initial purchase of such shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

4.3The Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

4.3.1.No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for Trust's execution or performance of this Plan, except for (a) the filing with the SEC of a registration statement on Form N-14 relating to the Cornerstone Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus and information statement ("Prospectus/Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

4.3.2.The fair market value of the Cornerstone Fund Shares received by each Shareholder will be approximately equal to the fair market value of its First Start Fund Shares constructively surrendered in exchange therefor;

4.3.3.The Trust's management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their First Start Fund Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Cornerstone Fund Shares they receive in the Reorganization to any person Related to Cornerstone Fund, (b) does not anticipate dispositions of those Cornerstone Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of First Start Fund as a series of an open-end management investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Cornerstone Fund Shares immediately following the Reorganization;

4.3.4.First Start Fund's shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5.The fair market value and "adjusted basis" (within the meaning of section 1011 of the Code) of the Assets will equal or exceed the Liabilities to be assumed by Cornerstone Fund and those to which the Assets are subject;

4.3.6.At the Effective Time, there will be no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

4.3.7.Pursuant to the Reorganization, First Start Fund will transfer to Cornerstone Fund, and Cornerstone Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, First Start Fund held immediately before the Reorganization; for the purposes of the foregoing, any amounts First Start Fund uses to pay its Reorganization Expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) dividends and other distributions declared and paid to ensure First Start Fund's continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets held thereby immediately before the Reorganization;

4.3.8.Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 368(a)(2)(H)(i) of the Code, i.e., as defined in section 304(c) of the Code) of Cornerstone Fund;

4.3.9.None of the compensation received by any Shareholder who is an employee of or service provider to First Start Fund will be separate consideration for, or allocable to, any of the First Start Fund Shares such Shareholder held; none of the Cornerstone Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

4.3.10.No expenses incurred by First Start Fund or on its behalf in connection with the Reorganization will be paid or assumed by Cornerstone Fund, the Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Cornerstone Fund Shares will be transferred to First Start Fund or any of its Shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.11.All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued; the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

4.3.12.At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust's best knowledge, threatened to be commenced) before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby;

4.3.13.The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.11, 4.2.9, and 4.2.14 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in First Start Fund at the Effective Time;

4.3.14.The Trust shall have called a meeting of First Start Fund's shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Shareholders Meeting");

4.3.15.The principal purpose of Cornerstone Fund's assumption of the Liabilities is not avoidance of federal income tax on the transaction;

4.3.16.The Reorganization is being undertaken for bona fide business purposes and not a purpose to avoid federal income tax;

4.3.17.There will be no dissenters to the Reorganization under the applicable provisions of Delaware law; and

4.3.18.The Trust shall have received an opinion of K&L Gates LLP ("Counsel") as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel that shall survive the Closing, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, "Representations"). The Tax Opinion shall be substantially to the effect that, based on then- existing law and the facts and assumptions stated therein and conditioned on the Representations' being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

(a)Cornerstone Fund's acquisition of the Assets in exchange solely for Cornerstone Fund Shares and Cornerstone Fund's assumption of the Liabilities, followed by First Start Fund's distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their First Start Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

(b)First Start Fund will recognize no gain or loss on the transfer of the Assets to Cornerstone Fund in exchange solely for Cornerstone Fund Shares and Cornerstone Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their First Start Fund Shares;

(c)Cornerstone Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Cornerstone Fund Shares and its assumption of the Liabilities;

(d)Cornerstone Fund's basis in each Asset will be the same as First Start Fund's basis therein immediately before the Reorganization, and Cornerstone Fund's holding period for each Asset will include First Start Fund's holding period therefor (except where Cornerstone Fund's investment activities have the effect of reducing or eliminating an Asset's holding period);

(e)A Shareholder will recognize no gain or loss on the exchange of all its First Start Fund Shares solely for Cornerstone Fund Shares pursuant to the Reorganization; and

(f)A Shareholder's aggregate basis in the Cornerstone Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its First Start Fund Shares it actually or constructively surrenders in exchange for those Cornerstone Fund Shares, and its holding period for those Cornerstone Fund Shares will include its holding period for those First Start Fund Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that Counsel expresses no opinion regarding the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.EXPENSES

First Start Fund shall bear any brokerage and similar expenses incurred in connection with the Reorganization, and Cornerstone Fund shall bear the costs of registering the Cornerstone Fund Shares to be issued to the Shareholders. Subject to satisfaction of the condition contained in paragraph 4.3.10, all costs of the Shareholders Meeting, including the costs of soliciting proxies, legal and accounting fees in connection with the Reorganization and the other costs of the Reorganization shall be borne by the First Start Fund. If First Start Fund's shareholders do not approve this Plan or the Reorganization does not close for any other reason, the First Start Fund shall bear all the costs of the transactions contemplated hereby. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund's disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.TERMINATION

The Board may terminate this Plan and abandon the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7.AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding First Start Fund's shareholders' approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders' interests.

8.MISCELLANEOUS

8.1This Plan shall be governed by and construed in accordance with the internal laws of the state of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds' behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.

8.3Notice is hereby given that this instrument is adopted on behalf of the Trust's trustees solely in their capacities as trustees, and not individually, and that the Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the respective Fund's property. The Trust, in asserting any rights or claims under this Plan on either

Fund's behalf, shall look only to the other Fund's property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.

8.4Any term or provision of this Plan that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted: March 1, 2018

PART B

STATEMENT OF ADDITIONAL INFORMATION

APRIL 9, 2018

USAA MUTUAL FUNDS TRUST

USAA First Start Growth Fund

(the "First Start Fund")

AND

USAA Cornerstone Moderately Aggressive Fund

(the "Cornerstone Fund")

9800 Fredericksburg Road

San Antonio, TX 78288

(210) 498-0226

This Statement of Additional Information (the "SAI") relates specifically to the proposed reorganization of the First Start Fund into the Cornerstone Fund (the "Reorganization").

This SAI consists of the cover page, additional information about the Cornerstone Fund, and financial statements and schedules of the Cornerstone Fund and the First Start Fund.

The Trust's SAI that is incorporated by reference below includes information about the other funds of the Trust that is not relevant to the Reorganization. Please disregard that information.

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated April 9, 2018, relating to the Reorganization (the "Proxy Statement") may be obtained, without charge, by writing to the Trust at 9800 Fredericksburg Road, San Antonio, Texas, 78288 or calling (800) 531-8910. This SAI should be read in conjunction with the Proxy Statement.

TABLE OF CONTENTS

The statement of additional information for First Start Fund dated December 1, 2017. The statement of additional information for Cornerstone Fund dated October 1, 2017. Audited Financial Statements and Financial Highlights of First Start Fund dated July 31, 2017. Audited Financial Statements and Financial Highlights of Cornerstone Fund dated May 31, 2017. Unaudited Financial Statements of First Start Fund dated January 31, 2018.

Unaudited Financial Statements of Cornerstone Fund dated November 30, 2017. Pro Forma Financial Information

INFORMATION INCORPORATED BY REFERENCE

The SAI of the First Start Fund, a portfolio of USAA Mutual Funds Trust (the "Trust"), dated December 1, 2017, is incorporated by reference to the Trust's Post-Effective Amendment No. 148 to its Registration Statement on Form N-1A (File No. 811-7852), which was filed with the Securities and Exchange Commission ("SEC") on or about November 27, 2017. A copy may be obtained from the Trust, without charge, by writing to the Trust at 9800 Fredericksburg Road, San Antonio, Texas, 78288 or calling 1-800-531-8722.

The SAI of the Cornerstone Fund, a portfolio of the Trust, dated October 1, 2017, is incorporated by reference to the Trust's Post-Effective Amendment No. 145 to its Registration Statement on Form N-1A (File No. 811-7852), which was filed with the SEC on or about September 27, 2017. A copy may be obtained from the Trust, without charge, by writing to the Trust at 9800 Fredericksburg Road, San Antonio, Texas, 78288 or calling 1-800-531-8722.

The audited financial statements and financial highlights of the First Start Fund, a portfolio of the Trust, dated July 31, 2017, are incorporated by reference to the Annual Report to shareholders of the First Start Fund, which was filed with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, ("1940 Act") on or about September 28, 2017. A copy may be obtained from the Trust, without charge, by writing to the Trust at 9800 Fredericksburg Road, San Antonio, Texas, 78288 or calling 1-800-531-8722.

The audited financial statements and financial highlights of the Cornerstone Fund, a portfolio of the Trust, dated May 31, 2017, are incorporated by reference to the Annual Report to shareholders of the Cornerstone Fund, which was filed with the SEC pursuant to Section 30(b) of the 1940 Act, on or about July 27, 2017. A copy may be obtained from the Trust, without charge, by writing to the Trust at 9800 Fredericksburg Road, San Antonio, Texas, 78288 or calling 1-800-531-8722.

The unaudited financial statements of the First Start Fund, a portfolio of the Trust, dated January 31, 2018, are incorporated by reference to the Semiannual Report to shareholders of the First Start Fund, which was filed with the SEC pursuant to Section 30(b) of the 1940 Act, on or about March 28, 2018. A copy may be obtained from the Trust, without charge, by writing to the Trust at 9800 Fredericksburg Road, San Antonio, Texas, 78288 or calling 1-800-531-8722.

The unaudited financial statements of the Cornerstone Fund, a portfolio of the Trust, dated November 30, 2017, are incorporated by reference to the Semiannual Report to shareholders of the Cornerstone Fund, which was filed with the SEC pursuant to Section 30(b) of the 1940 Act, on or about January 29, 2018. A copy may be obtained from the Trust, without charge, by writing to the Trust at 9800 Fredericksburg Road, San Antonio, Texas, 78288 or calling 1-800- 531-8722.

PRO FORMA FINANCIAL INFORMATION

USAA First Start Growth Fund ("Target Fund")

USAA Cornerstone Moderately Aggressive Fund ("Acquiring Fund")

(UNAUDITED)

The unaudited pro forma financial information below is for informational purposes only and is intended to present information for the Acquiring Fund as though the proposed reorganization ("Reorganization") had occurred as of November 30, 2017. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and the Acquiring Fund for the period ended November 30, 2017, using the fees and expenses information shown in the Proxy Statement/Prospectus. Actual results could differ from the estimates. The unaudited pro forma financial information provided herein should be read in conjunction with the historical financial statements of the Target Fund for the fiscal year ended July 31, 2017, and the six-month period ended January 31, 2018, and the Acquiring Fund for the fiscal year ended May 31, 2017, and the six-month period ended November 30, 2017, which are available in their respective annual and semiannual reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed Reorganization of the Target Fund into the Acquiring Fund pursuant to a Plan of Reorganization and Termination (the "Reorganization Plan") as if the Reorganization had occurred at the beginning of the most recently completed twelve-month period ended November 30, 2017.

Target Fund	Acquiring Fund
First Start Growth Fund (First Start Fund)	Cornerstone Moderately Aggressive Fund
Note 2—Basis of Pro Forma	(Cornerstone Fund)

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes per 368(a) of the Internal Revenue Code of 1986, as amended; therefore, no gain or loss will be recognized by the Target Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Acquiring Fund are both series of the USAA Mutual Funds Trust (the "Trust"), a registered open-end management investment company. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund. The table below shows the class and shares that Target Fund shareholders would have received if the Reorganization had taken place on November 30, 2017.

Target Fund	Acquiring Fund	Acquiring Fund
Share Class	Shares Issued	Share Class
Fund Shares	16,092,000	Fund Shares

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-reorganization periods will not be restated.

The table below shows the net assets of the Target Fund and the Acquiring Fund and pro forma combined net assets, assuming the Reorganization was completed as of November 30, 2017.

Fund	Net Assets ($ in 000s)
First Start Fund (Target Fund)	444,467
Cornerstone Fund (Acquiring Fund)	2,506,972
Cornerstone Fund (Pro Forma Combined)	2,951,439

Note 3—Pro Forma Adjustments

The table below reflects adjustments to annual expenses made to the pro forma combined fund financial information as if the Reorganization had taken place at the beginning of the most recently completed one-year period ended November 30, 2017 (i.e., on December 1, 2016) using the fees and expenses information shown in the Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

Expense Category	Increase
($ in 000s)	(Decrease)

Management fees	(669)
Professional fees (2)	(34)
Shareholder reporting & Postage fees (3)	100
Custody and accounting fees	(3)
Registration fees	(31)
Reimbursed Expenses (1)	(1,090)
Trustee's fees	(39)
Other expenses	(16)

(1)The Investment Adviser has agreed, through September 30, 2019, to make payments or waive management, administration, and other fees to limit the expenses of the Acquiring Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.98% of the Acquiring Fund's average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Investment Adviser at any time after September 30, 2019.

(2)Includes estimated Reorganization costs of $15,000 for audit and $70,000 for legal.

(3)Reorganization costs related to the proxy.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing material agreements of the Acquiring Fund are expected as a result of the Reorganization.

Note 4—Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

Level 2 – inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The valuation of securities falling in the Level 3 category are primarily supported by a prior tender offer and last quoted price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

Transfers in and out of the levels are recognized at market value at the beginning of the period. The summary of each Fund's investments that are measured at fair value by Level within the fair value hierarchy as of November 30, 2017, is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
($ in 000s)	Value at	Quoted	Observable	Unobservable
Fund	11/30/2017	Prices	Inputs	Inputs
First Start Fund (Target Fund)	419,936	373,935	45,870	131
Cornerstone Fund (Acquiring Fund)	2,513,603	1,993,269	518,266	2,068
Cornerstone Fund
(Pro Forma Combined)	2,933,539	2,367,204	564,136	2,199

Note 5—Reorganization Costs

All costs relating to the proposed Reorganization will be charged to the Target Fund regardless of whether the Reorganization is approved and completed, except that AMCO and its affiliates will bear the costs of some internal personnel necessary to plan, prepare, and execute the project in connection with the Reorganization. However, since the Target Fund is subject to an expense cap, whereby the expenses of the Fund (with certain exclusions) cannot exceed an annual rate of 1.38% of the Fund's average daily net assets, it is expected that AMCO will indirectly pay all of the costs relating to the proposed Reorganization. Costs associated with the Reorganization are currently estimated at $185,000 and represent the estimated nonrecurring expense of the Target Fund carrying out its obligations under the Reorganization Plan including management's estimate of professional services fees, filing fees, printing costs, and mailing charges related to the proposed Reorganization.

Note 6—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The Acquiring Fund has the same investment manager, and similar portfolio composition, investment strategies, investment objective, risk profile, and investment policies and restrictions as the Target Fund, and the Acquiring Fund has a lower expense ratio and larger assets under management.

Note 7—Capital Loss Carryforward

As of the most recent fiscal year-end of the Target and Acquiring Fund (July 31, 2017, and May 31, 2017, respectively), both funds had no capital loss carryforwards.

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98910-0418 ©2018, USAA. All rights reserved.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

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3)Follow the instructions provided on the website.

To vote by Telephone

1)Read the Proxy Statement and have the proxy card below at hand.

2)Call 1-800-690-6903

3)Follow the instructions.

To vote by Mail

1)Read the Proxy Statement.

2)Check the appropriate box on the proxy card below.

3)Sign and date the proxy card.

4)Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

E43996-S70372	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:	For	Against	Abstain
1. Approve a Plan of Reorganization and Termination that provides for the reorganization of the USAA First Start Growth Fund	!	!	!
into the USAA Cornerstone Moderately Aggressive Fund.
Will Attend
If you plan to attend the meeting, please check here	!
and we will send you a ticket by return mail to expedite
your registration for, and admittance to, the meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:

The Notice and Proxy Statement, Shareholder Letter, and Q&A are available at www.proxyvote.com.

E43997-S70372

USAA MUTUAL FUNDS ("TRUST")

MAY 30, 2018 SHAREHOLDER MEETING PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

The undersigned authorizes James De Vries and Kristen Millan, and each of them as the Proxy Committee, with right of substitution, to vote on my behalf as directed on the reverse, in the Trust's May 30, 2018 Shareholder Meeting, or any continuation following an adjournment thereof. I also instruct the Proxy Committee to vote on any other matters that may arise in the meeting, or any continuation following an adjournment thereof, in accordance with their best judgment.

You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Trustees' recommendations; just sign, date, and return this proxy in the enclosed envelope. If you sign and return this proxy card without directing us how to vote, the shares represented by this proxy card will be voted "for" the proposal.

Receipt of the Notice of Meeting, Voting Instructions, and the Proxy Statement/Prospectus relating to the proxy card is acknowledged by the person signing on the reverse.

Please sign and date the proxy card on the reverse side. Unsigned cards will not be counted.